Exhibit 10.1

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EXCLUSIVE LICENSE AGREEMENT

BETWEEN

LONZA HOUSTON, INC.

AND

MASSACHUSETTS EYE AND EAR INFIRMARY AND

THE SCHEPENS EYE RESEARCH INSTITUTE, INC.

AND

TDTX, INC.

September 9, 2019

i.

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TABLE OF CONTENTS

(continued)

ii.

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TABLE OF CONTENTS

(continued)

iii.

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED

BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXCLUSIVE LICENSE AGREEMENT

THIS EXCLUSIVE LICENSE AGREEMENT (“Agreement”), effective as of September 9, 2019 (“Effective Date”), is made between Lonza Houston, Inc., a Delaware corporation having a principal place of business at 14905 Kirby Drive, Houston, Texas 77047, United States, (“Lonza”) and Massachusetts Eye and Ear Infirmary, a not-for-profit Massachusetts corporation, having its principal place of business at 243 Charles Street, Boston, MA 02114, and The Schepens Eye Research Institute, Inc., a not-for-profit Massachusetts corporation, having its principal place of business at 20 Staniford Street, Boston, MA 02114 (collectively “MEE”) (Lanza and MEE are collectively referred to herein as “Licensor(s)”), and TDTx Inc., a Delaware corporation having a principal place of business at One Broadway, 14th Floor, Kendall Square, Cambridge, MA 02142 (“TDTx” or “Licensee”). Lonza, MEE, and TDTx shall hereinafter collectively be referred to as the “Parties” and each, individually, as a “Party”.

BACKGROUND

WHEREAS, MEE owns or Controls certain Intellectual Property related to the Ancestral Technology; and

WHEREAS, MEE has granted certain exclusive license rights under such Intellectual Property related to the Ancestral Technology to Lonza pursuant to that certain License, Collaboration and Commercialization Agreement between MEE and Lonza dated as of [***] (the “Original Lonza-MEE Agreement”), as such agreement is being amended and restated concurrently with the execution of this Agreement (the “Amended and Restated Lonza-MEE Agreement”), and MEE has retained certain rights and certain fields of use under the Intellectual Property related to the Ancestral Technology that were not granted to Lonza under the Amended and Restated Lonza-MEE Agreement; and

WHEREAS, Licensee desires to obtain an exclusive license for all fields of use (except for the Excluded Field of Use and the Excluded Targets, as each is defined herein) under the Licensed Intellectual Property and Licensors are willing to grant such a license to Licensee in view of the Amended and Restated Lonza-MEE Agreement and upon the terms and conditions stated under this Agreement, without the limitations and restrictions on the scope of the licensed field of use or on the right to grant sublicenses or the scope of any permitted sublicenses that existed under the Original Lonza-MEE Agreement, all in order to enable TDTx to have a license to, and to grant broad sublicenses within the Field of Use (except for the Excluded Field of Use and the Excluded Targets, as each is defined herein); and

WHEREAS, Licensee has represented to Licensors that it has or will have the capabilities and/or experience to develop, produce, market and sell products utilizing technology that is the subject of this Agreement and has or will have the financial capacity and the strategic commitment to facilitate the transfer of the technology for the public interest.

NOW THEREFORE, Lonza, MEE and TDTx, each intending to be legally bound, do hereby agree as follows.

ARTICLE 1

DEFINITIONS

The capitalized terms used herein shall have the meanings set forth below in this Article 1 unless otherwise expressly defined in this Agreement.

1.1 “Affiliate” means any company, corporation or other business entity that is controlled by, controlling, or under common control of a Party, for so long as such control exists. For this purpose “control” means direct or indirect beneficial ownership of at least fifty percent (50%) interest in the voting stock (or the equivalent) of the company, corporation or other business or having the right to direct, appoint or remove a majority of members of its board of directors (or their equivalents) or having the power to control the general management of the company, corporation or other business, by law or contract; provided, however, that a business entity whose primary business is the investment in other companies shall not be deemed to “control” a Party.

1.

1.2 “Ancestral Technology” means all compositions, methods, processes, tools, protocols, technical information and other technology related to and including the identified [***] and [***] sequences and any variants and all [***] created or identified from such technology, in each case solely to the extent that such technology is disclosed in PCT application [***] and/or [***]

1.3 “Ancestral Technology Intellectual Property” means the Ancestral Technology Know How and Ancestral Technology Patent Rights.

1.4 “Ancestral Technology Know-How” means any Know-How that satisfies all of the following criteria, (a)-(d): (a) relates to the Ancestral Technology or the SRA Ancestral Technology or the Licensed Products; (b) is necessary or useful for the exercise of the rights granted under Section 2.1 in the Field of Use in the Territory; (c) is described in Schedule E hereto; and (d) is Controlled by MEE or Lonza as of the Effective Date or was generated under the SRA and is documented in writing on or within [***] of the Effective Date. For clarity, if any of the aforementioned Know-How is jointly owned by MEE or Lonza and a Third Party such that MEE or Lonza does not Control all rights, title and interests therein, then Ancestral Technology Know-How includes only MEE or Lonza’s interest in such Know-How. The Ancestral Technology Know-How is limited to the Know-How that is described in Schedule E hereto as of the Effective Date, or as may be updated within [***] of the Effective Date in accordance with Section 2.4.3.

1.5 “Ancestral Technology Patent Rights” means (a) the United States provisional patent application [***], any conversion, continuation, continuation-in-part, divisions, substitutions or foreign counterparts thereof, any patents issuing thereon, and any reissues, reexaminations, supplemental protection certificates or extensions thereof, including without limitation, the patents and patent applications set forth in Schedule A (which Schedule A will be updated from time to time on an as needed basis) and (b) any other Patent Rights (including the Arising Patent Rights) Rights) which (i) claim or Cover the Ancestral Technology or the SRA Ancestral Technology, (ii) are Controlled by Lonza (or by TDTx pursuant to the provisions of Section 2.6) at any time during the Term as the result of Lonza or its Affiliates (or TDTx pursuant to the provisions of Section 2.6) having acquired or exercised rights in any Intellectual Property that is subject to a license, sublicense, or other agreement between Lonza and/or its Affiliates and MEE, in each case pursuant to the exercise of the option rights of Lonza under the SRA, and (iii) are included in the license granted to TDTx under Section 2.1 on or after the Effective Date pursuant to the provisions of Section 2.6, wherein each of the conditions of subparts (i), (ii) and (iii) of this sentence are met.

1.6 “Arising Patent Rights” shall mean any Patent Rights in any patentable invention generated under the SRA, including the [***] Patent Rights and other patent applications arising under the SRA, each as set forth in Schedule A, which is Controlled by MEE or Lonza and is disclosed and claimed in a patent application, and all continuations, divisions, and reissues based thereof, and any corresponding foreign patent applications and any patents, or other equivalent patents issuing, granted or registered thereon.

2.

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1.7 “Available Target” shall mean, for the purposes of either (a) the exercise by an Existing Third Party Licensee/Sublicensee of any Unnamed Option, or (b) the exercise by MEE of its Ophthalmology Target Option in connection with a specific transgene or biological target, that, at the time that the Existing Third Party Licensee/Sublicensee notifies MEE or Lonza that it wishes to specify such transgene or biological target or MEE notifies TDTx via the JSC that it desires to exercise its Ophthalmology Target Option with respect to such transgene or biological target, such transgene or biological target is available for licensing. Unless TDTx can reasonably demonstrate to the JSC that either: (i) TDTx or its Affiliate or Sublicensee is already in bona fide, good faith term sheet discussions with a Third Party wherein such term sheet either names or describes such biological target or transgene or otherwise includes such biological target or transgene (without naming or describing it) within the scope of the proposed licensed field, subfield or indication(s) included under the term sheet, or for which TDTx or its Affiliate or Sublicensee has a final term sheet with a Third Party, in each case at the time in which the Existing Third Party Licensee/Sublicensee or MEE requests to name or obtain license rights to such biological target or transgene; or (ii) TDTx or its Affiliate or Sublicensee is actively progressing or actively planning to progress such biological target or transgene in research, development or commercial activities or is actively progressing or actively planning to progress financing activities involving such biological target or transgene (whether or not specifically named if otherwise described or included within the relevant field, subfield or indication); or (iii) TDTx or its Affiliate or Sublicensee has already executed a binding definitive commercial license or sublicense agreement or asset purchase agreement (or other similar agreement for the transfer or disposition of rights) with a Third Party with respect to such biological target or transgene which names, describes or otherwise includes such biological target or transgene (without naming or describing it) within the scope of the licensed field, subfield or indication(s) included under such license or sublicense or other agreement. For clarity, if TDTx can reasonably demonstrate to the JSC that any of the conditions as described in subparts (i), (ii) or (iii) above are met at the time that such transgene or biological target is requested, the transgene or biological target shall not be considered to be an Available Target.

1.8 “Clinical Study” means a clinical study in human subjects that has been approved by a Regulatory Authority and applicable institutional review board or ethics committee, and is designed to measure the safety and/or efficacy of a Licensed Product. Clinical Studies shall include, but not be limited to, Phase I Studies, Phase II Studies, Phase III Studies and any clinical studies required to be conducted by any Regulatory Authorities following receipt of Regulatory Approval.

1.9 “Collaboration Partner” means a Sublicensee with whom TDTx or its Affiliate has entered into a contractual relationship, to collaborate in the performance of any research, development and/or commercial activities, such as [***]. In no event may any entity whose role in the partnership is a Competing Contract Manufacturer be deemed to be a Collaboration Partner for the purposes of this Agreement nor shall any entity which merely receives a sublicense under the Licensed Intellectual Property without such contractual relationship having any of the elements of a collaboration as described in this paragraph.

1.10 “Combination Product” means any biopharmaceutical product that consists of a component that is a Licensed Product and [***]. If a Licensed Product is sold as part of a Combination Product in a country in the Territory, Net Sales for the Licensed Product included in such Combination Product in such country shall be calculated as follows:

(a) If the Licensed Product is sold separately in such country and the other active ingredient(s) or product(s) in the Combination Product are sold separately in such country, Net Sales for the Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B), where A is the invoice price of the Licensed Product when sold separately in such country and B is the total invoice price of the other active ingredient(s) or product(s) in the Combination Product when sold separately in such country;

(b) If the Licensed Product is sold separately in such country but the other active ingredient(s) or product(s) in the Combination Product are not sold separately in such country, Net Sales for the Licensed Product shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/D, where A is the invoice price of the Licensed Product when sold separately in such country and D is the invoice price of the Combination Product in such country;

(c) If the Licensed Product is not sold separately in such country but the other active ingredient(s) or product(s) in the Combinations Product are sold separately in such country, Net Sales for the Licensed Product shall calculated by multiplying actual Net Sales of such Combination Product by the fraction 1 – (B/D), where B is the invoice price of the other active ingredient(s) or product(s) in the Combination Product when sold separately in such country and D is the invoice price of the Combination Product in such country; or

3.

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(d) If neither the Licensed Product nor the other active ingredient(s) or product(s) in the Combination Product are sold separately in such country, the Parties shall [***].

1.11 “Commercially Reasonable Efforts” means the level of efforts and resources (including the promptness with which such efforts and resources would be applied) consistent with the efforts and resources normally used by a similarly situated (i.e., in terms of size, stage and resources) biopharmaceutical, biotech or pharmaceutical (as applicable) company in the exercise of commercially reasonable business discretion relating to the research, development, manufacture, or commercialization of a biopharmaceutical product with similar product characteristics that is of similar market potential at a similar stage of development or commercialization, taking into account issues such as efficacy, safety, product profile, anticipated or approved labeling, present and future risk-adjusted market potential, competitive market conditions, the proprietary position of the drug substance or product, the regulatory factors and structure involved, and other key technical, legal, scientific, medical or commercial factors, and the risk-adjusted potential profitability of the product.

1.12 “Competing Contract Manufacturer” shall mean any Third Party listed in Schedule G, which may be amended from time-to-time to remove any Third Party listed that both Lonza and TDTx agree is no longer a Competing Contract Manufacturer, as such criteria is defined below in both (i) and (ii), or any other Third Party provider of fee-for-service contract manufacturing services that Lonza proposes to add to Schedule G after the Effective Date which Lonza can demonstrate by credible evidence in writing, that, at the time that Lonza proposes to add the Third Party to the list in Schedule G, which shall be at least [***] prior to the time of the proposed assignment of this Agreement by TDTx under Article 17: (i) [***], and (ii) [***], such that in all cases both (i) and (ii) are met.

1.13 “Compulsory License” means a compulsory license under the Licensed Intellectual Property obtained by a Third Party through the order, decree, or grant of a competent governmental body or court, authorizing such Third Party to develop, make, have made, use, sell, offer to sell, import or otherwise exploit a Licensed Product or a product equivalent to a Licensed Product in the Field of Use in any country in the Territory.

1.14 ”Confidential Information” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, specifications, data, results and other material, pre-clinical and Clinical Study results, manufacturing procedures, test procedures and purification and isolation techniques, and any tangible embodiments of any of the foregoing, and any scientific, manufacturing, marketing and business plans, any financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business, furnished by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) on or after the Effective Date. Without limiting the foregoing, the terms of this Agreement will be deemed “Confidential Information” of both Parties and will be subject to the terms and conditions set forth in Article 7, and all records and reports delivered by TDTx to Licensors hereunder shall be the Confidential Information of TDTx.

1.15 “Contract Year” shall mean each calendar year period during the Term; provided, however, that the first such Contract Year shall commence on the Effective Date and end one year thereafter with the last such Contract Year ending on the final day of the Term. “Contract Year One” shall mean the first such year; “Contract Year Two” shall mean the second such year, and so on, year-by-year.

1.16 “Control” or “Controlled” means, with respect to rights in any Intellectual Property, that a Party owns or has a license or sublicense to such rights and has the right and ability to grant an exclusive license. or sublicense thereto as provided for in this Agreement, without violating the terms of any agreement or other arrangement with any Third Party, and without payment of any additional consideration to such Third Party.

1.17 “Cover”, “Covering” or “Covered” means, with respect to a Licensed Product, that the manufacture, use or sale of the Licensed Product would, but for a license granted in this Agreement, infringe a Valid Claim of the Ancestral Technology Patent Rights in the country in which the manufacture, use or sale occurs.

4.

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1.18 “Excluded Field of Use” shall mean (i) the treatment, palliation, prevention or diagnosis of any retinal disease, disorder or condition in humans in the Ultra-Rare Field [***], or (ii) the treatment, diagnosis, prevention and palliation of any and all balance disorders or diseases pertaining to the inner ear and/or any and all hearing diseases or disorders, including hearing disorders of the inner ear. For clarity with respect to (ii), in the case of any disorders or diseases affecting balance, hearing or the inner ear which also affect other sensory perceptions, organs or tissues, the Excluded Field of Use will only include such disorders or diseases to the extent pertaining to balance, hearing or the inner ear.

1.19 “Excluded Targets” shall mean only those certain specific transgenes or targets for which Lonza or MEE has already licensed such transgenes or targets under a commercial license agreement or provided exclusive rights under an Existing Option Agreement with respect to such transgenes or targets prior to or within [***] of the Effective Date of this Agreement under an Existing Third Party License/Sublicense Agreement. At the request of TDTx, Lonza or MEE (as applicable) will use good faith reasonable efforts to obtain consent from the applicable Third Party to disclose, under appropriate written confidentiality obligations, the identity of the relevant Excluded Target(s) under the relevant Existing Third Party License/Sublicense Agreement via an employee representative to be designated by Lonza or MEE as the authorized discloser (“Gatekeeper”) of such confidential information regarding the identity of the transgenes or targets that are Excluded Target(s) hereunder.

1.20 “Existing Third Party Licensee/Sublicensee” means, separately and collectively, each of the Third Parties who have entered into Existing Third Party License/Sublicense Agreements.

1.21 “Existing Third Party License/Sublicense Agreements” means those certain license or sublicense agreements as listed on Schedule F as of the Effective Date, in which either MEE or Lonza provides a commercial license or commercial sublicense rights to an Existing Third Party Licensee/Sublicensee for the use of the Ancestral Technology (or a subset thereof) in connection specifically with and limited to use for one or more specified Excluded Targets or rights under an Existing Option Agreement, in the form that such agreements exist as of the Effective Date or as agreed between the Parties related to advanced negotiations between Lonza and a Third Party for such a binding definitive sublicense agreement prior to the Effective Date but which are anticipated to be executed within [***] after the Effective Date, or for any mutually-agreed extension beyond such [***] period that is mutually agreed in writing by each of MEE, Lonza and TDTx, such extension not to exceed [***] beyond the expiration of the [***] period. For clarity, any such binding definitive sublicense agreements that are executed within such [***] period shall be deemed included under this definition. Also for clarity, the Existing Third Party License/Sublicense Agreements do not include any research evaluation agreements that provide rights of use or licenses solely for limited internal research or evaluation purposes only and which do not provide any license rights or option rights for any development or commercial use (each such agreement, a “Research Evaluation Agreement”).

1.22 “Existing Option Agreements” means those certain option agreements listed on Schedule F as of the Effective Date in which either MEE or Lonza provides options to acquire commercial sublicense rights to an Existing Third Party Licensee/Sublicensee for the use of one or more specified (or to be specified after the Effective Date of this Agreement pursuant to existing option rights that were granted as of the Effective Date of this Agreement, each an “Unnamed Option”) transgenes or biological targets meets the definition of Available Target(s).

1.23 “Field of Use” means the use of a Licensed Product in any and all fields of use, but excluding only the Excluded Field of Use and the Excluded Targets; provided, however, that the Excluded Targets shall be excluded only for the limited field(s) that are/were specifically licensed under the applicable Existing Third Party License/Sublicense Agreement.

5.

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1.24 “First Commercial Sale” means the initial transfer of a Licensed Product in a country [***] by or on behalf of TDTx, an Affiliate or Sublicensee for cash or non-cash consideration to which a fair market value can be assigned for purposes of determining Net Sales.

1.25 “Initiation” means, with respect to a Clinical Study, the date on which a Clinical Study opens for patient accrual at one clinical centre with all then-applicable required Regulatory Approvals and institutional approvals.

1.26 “Intellectual Property” means all intellectual property and forms of protection directed thereto worldwide arising under statutory or common law, and whether or not perfected, including, without limitation, the following:

(a) Patent Rights;

(b) all works of authorship including copyrights, copyright applications, copyright registrations, mask works, mask work applications, and mask work registrations, including, but not limited to, any software, software code, source code, and user interfaces and rights associated therewith;

(c) trademarks, including any logos, designs, variations or translations thereof all rights associated therewith;

(d) all rights relating to the protection of trade secrets and Confidential Information; and

(e) all Know-How.

1.27 “Know-How” means any technical and other information which is not generally available to the public, including ideas, concepts, trade secrets, inventions (whether or not patentable), discoveries, know-how, data, formulae, specifications, compositions, sequences, methods, processes, procedures and tests and other protocols, results of experimentation and testing, fermentation and purification or process development techniques and assay protocols.

1.28 “Licensed Intellectual Property” means, collectively, (a) the Ancestral Technology Patent, Rights, (b) the Ancestral Technology Know-How, (c) if, when, and solely to the extent that either Lonza and/or TDTx validly exercises the option under the SRA pursuant to the provisions of Section 2.6, the Arising Patent Rights, and [***].

1.29 “Licensed Product” means any product within the Field of Use, which product is either (i) Covered by a Valid Claim within the Ancestral Technology Patent Rights, or (ii) a variant of a naturally occurring AAV serotype that was made through the use of a method recited in a Valid Claim within the [***] Patent Rights to identify or design such product.

1.30 ”Licensed Transgene” means, solely for the purpose of defining the scope of rights granted under the Existing Third Party License/Sublicense Agreements and the Excluded Targets, the [***]. For the purposes of this definition, [***].

1.31 “[***] Patent Rights” means the Patent Rights as listed in [***] of Schedule A claiming the [***] method [***] for the identification and design of novel AAV vector compositions of matter.

1.32 “Lonza Intellectual Property” means any Intellectual Property of which Lonza is the owner and which is or was discovered, invented or developed by or on behalf of Lonza prior to or during the course of, but completely separate and independent from, this Agreement but in all cases excludes the Ancestral Technology Know-How and Ancestral Technology Patent Rights and the SRA Ancestral Technology.

6.

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1.33 “Major Market” shall mean [***].

1.34 “M&A Transaction” means any transaction or agreement or series of transactions or agreements wherein TDTx or any of its Affiliates is acquired or undergoes a merger, consolidation or other business combination with a Third Party or otherwise undergoes a change of control, or wherein TDTx sells or transfers all or substantially all of its business or assets pertaining to this Agreement or to any Licensed Product to a Third Party purchaser or transferee.

1.35 “MEE Intellectual Property” means any Intellectual Property of which MEE is the owner and which is or was discovered, invented or developed by or on behalf of MEE prior to or during the course of, but completely separate and independent from, this Agreement.

1.36 “Minimum Potential Revenue Stream Requirements” has the meaning as defined in Section 6.3.1 of this Agreement.

1.37 “Net Sales” means all revenues recorded by or on behalf of TDTx or its Affiliates or Sublicensees from sales of Licensed Products in the Field of Use in the Territory to independent or unaffiliated Third Party purchasers of such Licensed Products. The permitted deductions booked on an accrual basis by TDTx, its Affiliates and/or its Sublicenses under their respective accounting standards to calculate the recorded net sales from gross sales are as follows:

(a) discounts actually granted, including without limitation, quantity, trade, cash and other discounts, rebates and charge-backs (excluding inventory management fees, discounts or credits), and, solely in the case of [***];

(b) amounts refunded or credits allowed for Licensed Products or other goods returned or not accepted by customers, including in connection with recalls (regardless of the Party requesting the recall);

(c) packaging, freight, transportation and [***] charges related to the sale, transportation, delivery or return of Licensed Products;

(d) taxes, tariffs, customs duties, surcharges and other governmental or non-governmental payer’s charges and chargebacks actually incurred and paid by TDTx, its Affiliates or its Sublicensees hereunder in connection with the sale, use, exportation, importation or delivery of Licensed Products or other goods to customers;

(e) retroactive price reductions, chargebacks and rebates made to [***];

(f) [***].

Subject to the qualification stated below, upon any sale or other disposal of Licensed Products by or on behalf of TDTx, its Affiliates or its Sublicensees hereunder other than a bona fide arm’s length transaction exclusively for money at market value or upon any use of the Licensed Product for purposes which do not result in a disposal of such Licensed Product in consideration of sales revenue customary in the country of use, such sale, other disposal or use shall be deemed to constitute a sale at the greater of the actual consideration for such sale or other disposal or the then-current [***] average selling price in the country in which such sale, other disposal or use occurs.

Net Sales includes the fair market value of any non-cash consideration from sale of Licensed Products received by TDTx, its Affiliates or Sublicenses. Net Sales shall exclude sales or transfers of Licensed Products [***].

Licensed Products are considered “sold” when billed, invoiced, or payment is received, whichever occurs first.

7.

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1.38 “Patent Rights” means: (a) an issued or granted patent, including any extension, supplemental protection certificate, registration, confirmation, reissue, reexamination or renewal thereof; (b) a pending patent application, including any continuation, divisional, continuation-in-part, substitute or provisional application thereof; and (c) all counterparts or foreign equivalents of any of the foregoing issued by or filed in any country or other fiction.

1.39 “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or agency or political subdivision thereof.

1.40 “Phase I Study” means a study of a Licensed Product in humans, the principal purpose of which is a determination of safety, tolerability or pharmacokinetics in healthy individuals or patients in the target patient population prescribed by the relevant Regulatory Authority, from time to time, pursuant to applicable law or otherwise, including the trials referred to in 21 C.F.R. §312.21(a), as amended.

1.41 “Phase I/II Study” means a Clinical Study of a Licensed Product in humans that combines a Phase I Study and a Phase II Study into a single protocol to determine the maximum tolerable dose of the Licensed Product and to further evaluate safety and/or efficacy of such product.

1.42 “Phase II Study” means a study of a Licensed Product in humans, the principal purpose of which is a determination of safety and efficacy in the target patient population, which is prospectively designed to generate sufficient data that may permit commencement of a Pivotal Trial, or a similar Clinical Study prescribed by the relevant Regulatory Authority, from time to time, pursuant to applicable law or otherwise, including the trials referred to in 21 C.F.R. §312.21(b), as amended.

1.43 “Phase III Study” means a study of a Licensed Product in humans of the efficacy and safety of such product, which is prospectively designed to demonstrate statistically whether such product is effective and safe for use in a particular indication in a manner sufficient (alone or together with one or more other such studies) to file an application for Regulatory Approval for the product, as further defined in 21 C.F.R. § 312.21(c) (or the equivalent thereof outside the United States).

1.44 “Pivotal Trial” means a Clinical Study intended to provide the basis for Regulatory Approval. For clarity, a Pivotal Trial shall include a Phase III Study, a Phase I/II Study or a later Clinical Study where the evidence from such Clinical Study is intended to be used as the basis for Regulatory Approval.

1.45 “Potential Revenue Stream” shall mean the total of all fees and payments potentially payable under each Sublicense Agreement executed between TDTx and a Third Party in a Contract Year, which includes, without limitation [***], but excludes [***].

1.46 “Regulatory Approval” means any and all approvals (including any pricing and/or reimbursement approvals), licenses, registrations or authorizations of any Regulatory Authority that are necessary at the relevant stage of development or commercialization for the development, marketing and sale of a Licensed Product in a country or group of countries.

1.47 “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial, or local regulatory agencies, departments, bureaus, commissions, councils, or other government entities, including the U.S. Food and Drug Administration or any successor entity thereto (“FDA”) and the European Medicines Agency or any successor entity thereto (“EMA”), regulating or otherwise exercising authority with respect to the development, manufacture or commercialization of any Licensed Product in the Territory.

1.48 “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period from and after the First Commercial Sale of such Licensed Product in such country until the later to occur of (a) the last to expire Valid Claim of the Ancestral Technology Patent Rights which Covers such Licensed Product in such country and (b) ten (10) years after the First Commercial Sale of such Licensed Product in such country.

8.

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1.49 “Sponsored Research Agreement” or “SRA” shall mean the sponsored research agreement executed between Lonza and MEE with an effective date of [***], covering Lonza’s funding for the further research, development and optimization of the Ancestral Technology at MEE under the supervision of [***] as set forth under the Research Plan of the SRA.

1.50 “SRA Ancestral Technology” shall mean, collectively, any and all sequences, compositions, methods, tools, protocols or technology, and any and all viral vectors, sequences or compositions identified or created from such methods, tools, protocols or technology, in each case solely to the extent identified, developed, generated or otherwise included or described in materials, sequences or compositions generated during and in the i performance of the SRA.

1.51 “Sublicense” or “Sublicense Agreement” means any agreement in which a Sublicensee receives a sublicense from TDTx or any of its Affiliates granting it commercial license rights or an option to acquire commercial license rights under the Licensed Intellectual Property or any subset thereof to discover, research, develop and/or commercialize Licensed Products. For clarity, any M&A Transaction shall not be considered to be a Sublicense or Sublicense Agreement under this Agreement.

1.52 “Sublicensee” means any Person which receives a Sublicense or enters into a Sublicense Agreement under some or all of the rights granted to TDTx under this Agreement.

1.53 “TDTx Intellectual Property” means any Intellectual Property (other than the Licensed Intellectual Property, MEE Intellectual Property or any Lonza Intellectual Property) owned or Controlled by TDTx, whether prior to, on or after the Effective Date.

1.54 “Territory” means worldwide.

1.55 “Third Party” means any Person other than Lonza, MEE, TDTx or any of their respective Affiliates.

1.56 “Third Party License Agreement” means any agreement entered into by TDTx, or by any of its Affiliates or by any Sublicensee with a Third Party, as applicable depending upon whether TDTx, its Affiliate or Sublicensee is the entity that will be paying royalties on Net Sales of the relevant Licensed Product(s), or any amendment or supplement thereto, in each case after the Effective Date, whereby royalties, fees or other payments are to be made by TDTx, its Affiliates or any Sublicensee (as applicable) to such Third Party in connection with the grant of license rights under Intellectual Property that Covers or claims either the composition of matter, manufacture or the method of treatment or use of any vector or Licensed Product or Licensed Transgene or Licensed Transgene regulatory element for the relevant Licensed Product in the Field of Use that is Controlled by such Third Party, which rights TDTx or its Affiliates or Sublicensee, as applicable, reasonably determine are necessary to develop, manufacture, have made, import, export, use, sell, offer for sale or otherwise commercialize the Licensed Product in the Field of Use.

1.57 “Ultra-Rare Field” means the Ultra-Rare Field as such term is defined in the Amended and Restated Lonza-MEE Agreement.

1.58 “Valid Claim” means (a) a claim of an issued and unexpired patent, which claim has not been revoked or held unenforceable, unpatentable or invalid by an unappealed or unappealable decision of a court or other governmental agency of competent jurisdiction and that has not been finally abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise, or (b) a claim of a patent application that is being prosecuted in good faith and has been pending less than [***] from the date of filing of the earliest patent application from which such patent application claims priority, which claim has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken. For clarity, in the event that any pending claim of a patent application that does not meet the criteria under subpart (b) of this Section 1.59 subsequently becomes an issued claim that would qualify under subpart (a) of this Section 1.59, such claim, once it issues, shall thereafter be considered a Valid Claim under this definition.

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ARTICLE 2

GRANT OF LICENSES, RESERVED RIGHTS AND SUBLICENSING

2.1 License Grant. Subject to all of the applicable terms and conditions of this Agreement, Licensors hereby grant to TDTx an exclusive, non-transferable (except as expressly permitted in Article 17 (“Non-Assignability”), sublicensable (through multiple tiers) right and license, under all of Licensors’ rights (both separately and collectively) in and to the Licensed Intellectual Property (provided, however, that the Arising Patent Rights are included within the license granted under this Section 2.1 only pursuant to the exercise of an option to such Arising Patent Rights in accordance with the provisions of Section 2.6), to discover, research, develop, make, have made, manufacture, use, sell, offer to sell, import, export, market, promote, distribute, register and otherwise commercially exploit Licensed Products, in the Field of Use within the Territory. For clarity, pursuant to the Amended and Restated Lonza-MEE Agreement, the license granted to TDTx under this Section 2.1 shall not be subject to any of the restrictions, obligations or limitations with respect to the scope of the licensed Field of Use that were applicable to Lonza under the Original Lonza-MEE Agreement, and shall be subject only to the terms and conditions of this Agreement.

Notwithstanding the above license grant, solely with respect to any manufacturing process subject matter disclosed in [***], Licensors hereby grant to TDTx a non-exclusive, non-transferable (except as expressly permitted in Article 17 (“Non-Assignability”), nonsublicensable right and license, under the manufacturing process subject matter included in [***] and applications related therefrom to discover, research, develop, make, manufacture, use, sell, offer to sell, import, export, market, promote, distribute, register and otherwise commercially exploit Licensed Products, in the Field of Use within the Territory. For clarity, TDTx shall have the exclusive right and license (with the right to sublicense) as described in the preceding paragraph to all non-manufacturing process subject matter, including any composition of matter, disclosed in [***] and applications related therefrom.

2.2 Responsibility for Affiliates and Sublicensees. TDTx shall have the right to grant sublicenses to its Affiliates and to its Sublicensees to cause the performance by any of its Affiliates and/or Sublicensees of some or all of TDTx’s obligations hereunder. Until such time that [***], the right of TDTx [***]. TDTx shall be responsible and liable for any and all acts or omissions of its Affiliates or Sublicensees in connection with the exercise by such Affiliates or Sublicensees of any sublicense rights granted hereunder and their performance of any of TDTx’s obligations hereunder. If Licensors have a claim arising under this Agreement against an Affiliate or Sublicensee, Licensors may seek a remedy directly against TDTx and may, but is not required to, seek a remedy against the Affiliate or Sublicensee. Any termination of the Agreement under Article 11 as to TDTx also constitutes termination as to any of its Affiliates. For clarity, pursuant to the Amended and Restated Lonza-MEE Agreement, the right to grant sublicenses as granted to TDTx under this Section 2.2 shall not be subject to any of the restrictions, obligations or limitations with respect to the scope of permitted sublicenses within the licensed Field of Use that were applicable to Lonza under the Original Lonza-MEE Agreement, and shall be subject only to the terms and conditions of this Agreement.

2.3 No Implied Licenses. This Agreement confers no license or rights by implication, estoppel or otherwise under any patent applications or patents owned in whole or in part by Lanza or MEE other than the Ancestral Technology Patent Rights and the Arising Patent Rights. For the avoidance of doubt, neither TDTx, its Affiliates nor any Sublicensee shall use or practice the Licensed Intellectual Property with respect to any Excluded Target or any Excluded Field of Use, unless and until any such rights revert back to either of the Licensors under the applicable Existing Third Party License/Sublicense Agreement, wherein such reversion of rights to Licensors would then be automatically included in the license grant to TDTx as provided in Section 2.1.

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2.4 Reserved Rights. The licenses granted by Licensors hereunder are subject to the following reserved rights:

2.4.1 Retained Rights of MEE; Requirements. Any and all licenses granted hereunder by Licensors are subject to:

(a) the retained right of MEE and MEE’s Affiliates and academic, government and not-for-profit institutions to make and to use the subject matter described and/or claimed in the Licensed Intellectual Property; provided, however, that such making and using shall not include the production, commercialization or manufacture of products for sale and only to the extent that such making and using by academic, government and not-for-profit institutions does not conflict with any of the provisions of this Agreement; and

(b) for Licensed Intellectual Property supported by federal funding, the rights, conditions and limitations imposed by U.S. law (see 35 U.S.C. § 202 et seq. and regulations pertaining thereto), including without limitation:

(i) the royalty-free non-exclusive license granted to the U.S. government; and

(ii) the requirement that any Licensed Products used or sold in the United States shall be manufactured substantially in the United States.

2.4.2 Upon the written request of TDTx, such request to be provided in each case within [***] after the end of a Calendar Quarter, MEE shall have a period of at least [***] to provide TDTx with the name(s) of the applicable academic, governmental or not-for-profit organizations to which MEE has entered into any written agreement granting any rights under the Licensed Intellectual Property in connection with the rights retained by MEE pursuant to Section 2.4.1 and a general description of the research being conducted by such organizations, all such information to be provided to TDTx subject to the confidentiality obligations of such written agreement between MEE and such academic, governmental or not-for-profit organization.

2.4.3 Technology Transfer. MEE (through [***] or his designee) shall use reasonable efforts to disclose and transfer to TDTx, under the confidentiality obligations of this Agreement, within [***] after the Effective Date of this Agreement, the Ancestral Technology Know-How that is listed on Schedule E as of the Effective Date. In addition, within [***] after the Effective Date, MEE will provide to TDTx an identification of further Ancestral Technology Know-How resulting from the SRA, and the Parties will agree on an amendment to Schedule E to incorporate such further Ancestral Technology Know-How. Upon such amendment, MEE (through [***] or his designee) will use reasonable efforts to disclose and transfer to TDTx such further Ancestral Technology Know-How, under the confidentiality obligations of this Agreement, within [***].

2.5 Sublicensing.

2.5.1 Right to Grant Sublicenses. Subject to the terms and conditions of this Agreement, TDTx shall have the right to sublicense its rights under the Agreement, in whole or in part, to one or more Third Parties, and to one or more TDTx Affiliates, subject always to the requirements of Section 2.5.2 regarding the content of all such Sublicenses. TDTx (and its Affiliates) may permit any of its Sublicensees to grant further sublicenses to Third Parties, including through multiple tiers, under their rights to the Licensed Intellectual Property; provided, however, that each such Sublicense through each tier shall be subject to and shall comply with the requirements of Section 2.5.2. TDTx shall be responsible for any breach of a Sublicense by a Sublicensee that results in a material breach of this Agreement.

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2.5.2 Content of Sublicenses. Each Sublicense granted hereunder shall be consistent with the terms and conditions of this Agreement, excluding [***], and will include but not be limited to, in the same or substantially the same form, the provisions of [***] of this Agreement, shall incorporate terms and conditions sufficient to enable TDTx to comply with this Agreement, shall allow further Sublicenses by a Sublicensee through multiple tiers, in each case (and for each tier) only on terms that are consistent with the requirements of this Section 2.5.2, and shall provide that MEE and Lonza are each third party beneficiaries thereof. Upon termination of this Agreement or any Sublicense granted hereunder for any reason, any Sublicenses shall be addressed in accordance with the terms and conditions of Section 11.5.7 (Sublicense Survival). Any Sublicense which is not in accordance with the requirements of this Section 2.5.2 shall be null and void.

2.5.3 Copies of Sublicenses to Licensors. TDTx shall deliver or cause to be delivered to Licensors a copy of any and all [***] Sublicenses and any amendments thereto, including all exhibits, attachments and related documents thereto, (which copy may be redacted only to remove specific technical or scientific information pertaining to sensitive proprietary technology or information of a Sublicensee which are not necessary to monitor compliance with this Agreement, but may not be redacted to remove any of the financial terms of the Sublicense) within [***] after execution by TDTx or its Affiliate, as applicable, and the relevant Sublicensee. TDTx shall also provide Licensors [***] with a copy of the reports received by TDTx or its Affiliate, as applicable, from its Sublicensees during the preceding [***] period, beginning [***] from the effective date of the sublicense agreement, to the extent such reports are related to (1) TDTx’s compliance with its obligations under Section 6.1 of this Agreement and (2) TDTx’s financial obligations under Article 3 of this Agreement.

2.5.4 TDTx’s Continuing Obligations. Nothing in Section 2.5 may be construed to relieve TDTx of its obligations to Licensors under this Agreement, including but not limited to TDTx’s obligations under Section 6.1.

2.6 Option to License Arising Patent Rights after the Effective Date. During the Term, TDTx shall have the exclusive option to obtain an exclusive license, on behalf of itself and its Affiliates, in the Field of Use to any Arising Patent Rights which Lonza or MEE owns or Control prior to or after the Effective Date according to the following terms:

2.6.1 At any time prior to or after the Effective Date, if either of the Licensors obtain ownership or Control of any Arising Patent Rights, Licensors shall notify TDTx in writing of such Arising Patent Rights and shall provide TDTx with a description of such Arising Patent Rights. If Lonza’s ownership or Control of such Arising Patent Rights is the result of Lonza or its Affiliates having acquired or exercised its option rights under the SRA in any Intellectual Property that is subject to a license, sublicense, or other agreement between Lonza and/or its Affiliates and MEE, it shall automatically be deemed Licensed Intellectual Property and included in the license granted under Section 2.1. If MEE’s ownership or Control of any Arising Patent Rights is not subject to a license, sublicense, or other agreement between Lonza and/or its Affiliates and MEE either [***], MEE will notify TDTx of such Arising Patent Rights and TDTx shall have [***] from its receipt of such notice to decide whether it wishes to obtain a license to the Arising Patent Rights (the “Evaluation Period”). If TDTx notifies MEE within the Evaluation Period that it wishes to acquire an exclusive license to the Arising Patent Rights in the Field of Use in accordance with and subject to all of the terms and conditions set forth in this Agreement, upon payment of reasonable compensation (the “License Fee”) paid to MEE, as negotiated in good faith by MEE and TDTx, TDTx shall have a license to such Arising Patent Rights and such Arising Patent Rights shall be deemed included as Licensed Intellectual Property under Section 2.1 of this Agreement. Prior to the expiration of the Evaluation Period (or such earlier time as TDTx may notify Lonza in writing of its decision to not include such Arising Patent Rights within the scope of this Agreement), MEE shall not grant any licenses under or to such Arising Patent Rights in the Field of Use to any Third Party.

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2.6.2 In the event that any Arising Patent Rights are added to the exclusive license granted to TDTx under Section 2.1 by operation of the provisions of Section 2.6.1, the following terms and conditions shall apply with respect to the respective rights of MEE, Lonza and TDTx under the SRA:

(a) The retained rights of MEE with respect to any such included Arising Patent Rights shall be as described and defined in Section 2.4.1 of this Agreement, and not as the MEE Retained Rights are defined and described in the SRA; and

(b) Licensors hereby grant to TDTx a fully-paid and royalty-free, non-exclusive, non-transferable (except in accordance with Article 17) and non-sublicenseable (except to its Affiliates) license to use the SRA Process Intellectual Property solely for limited internal research or evaluation purposes only for Licensed Products, in the Field of Use within the Territory but not for any development or commercial use.

2.6.3 For clarity, the Know-How relating to the SRA Ancestral Technology shall be deemed to be included within the Licensed Intellectual Property as part of the Ancestral Technology Know-How as of the Effective Date under the exclusive license granted to TDTx under Section 2.1 without any requirement for the exercise of any option rights under the SRA by either Lonza or by TDTx, it being understood that the exercise of option rights under the SRA pursuant to Section 2.6.1 shall be required only for the Arising Patent Rights, and not for such Know-How relating to the SRA Ancestral Technology. The Parties shall describe any new Arising Patent Rights that arise after the Effective Date and are licensed hereunder at any time during the Term in the form of updates to Schedule A and within [***] of the Effective Date for updates to Schedule E as set forth in Section 2.4.3, which updated Schedule A and/or E shall replace any prior version(s) thereof when signed by the Parties; provided that failure to update such Schedule A shall not affect the rights granted to TDTx under this Section 2.6. In the event TDTx does not exercise its rights to any Arising Patent Rights of which it has been notified by MEE under this Section 2.6 prior to the end of the applicable Evaluation Period, MEE shall be free to grant licenses under and to such Arising Patent Rights in the Field of Use to any Third Party, subject to TDTx’s and its Affiliates’ existing rights in the Licensed Intellectual Property granted under this Agreement.

2.7 MEE’s Ophthalmology Target Option.

ln the event that an investigator at MEE or at any of its Affiliates is pursuing an ongoing active research program with respect to any transgene or biological target within the “Ophthalmology Field”, which shall be defined as [***], wherein such ongoing research program has received at least [***] in aggregate total funding (excluding indirect costs) from MEE or from Third Party grant sources (a “Qualifying MEE Ophthalmology Program”), and MEE desires to obtain a commercial sublicense from TDTx under any of the Licensed Intellectual Property with respect to such transgene or biological target in the Ophthalmology Field, the following terms and conditions shall apply. For clarity, neither MEE (nor any of its Affiliates or any Third Party) shall be able to invoke the option rights of MEE under this Section 2.7 in the absence of such a Qualifying MEE Ophthalmology Program.

(a) MEE will notify TDTx at the JSC of its interest in obtaining a commercial sublicense under the relevant Licensed Intellectual Property for such transgene or biological target in the Ophthalmology Field, and then, unless TDTx can demonstrate at the JSC that such transgene or biological target is not an Available Target (in which case MEE shall have no right to obtain a commercial sublicense under the Licensed Intellectual Property for any transgene or biological target that is not an Available Target at the time of request by MEE at the JSC), the following process shall apply;

(b) If the transgene or biological target is an Available Target at the time of request by MEE at the JSC, TDTx shall have a period of [***] for TDTx to decide whether it wishes to pursue a collaboration with MEE for the research, development and commercialization of any Licensed Products directed to such Available Target in the Ophthalmology Field;

(c) If TDTx notifies MEE in writing during such [***] period that it desires to pursue such a collaboration with MEE, MEE and TDTx shall enter into good faith negotiations for a definitive collaboration agreement with respect to the relevant transgene or biological target in the Ophthalmology Field;

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(d) If TDTx does not notify MEE during such [***] period that it desires to pursue such a collaboration with MEE, or if it does notify MEE during such [***] period of its interest in pursuing such a collaboration but MEE and TDTx are not able to consummate a definitive collaboration agreement after good faith negotiations, TDTx shall grant a commercial sublicense to MEE or shall grant a Sublicense directly to MEE’s proposed Third Party Sublicensee, the recipient of such commercial Sublicense to be determined at the sole discretion of MEE, under the relevant Licensed Intellectual Property for the relevant transgene or biological target solely in the Ophthalmology Field. If such commercial sublicense is between MEE and TDTx, then the commercial sublicense shall be sublicenseable by MEE to MEE’s proposed Third Party Sublicensee. A commercial sublicense granted to either MEE or a Sublicense granted by TDTx to MEE’s proposed Third Party Sublicensee shall be subject to all of the terms and conditions of this Agreement applicable to Sublicenses granted by TDTx, including, without limitation, the provisions on Sublicense Income as set forth in Section 3.7, and will be granted on financial terms and conditions to be negotiated by TDTx and MEE or MEE’s proposed Third Party Sublicensee in good faith having considered the commercially reasonable, risk-adjusted fair market value of such Licensed Intellectual Property at the time of such commercial sublicense or Sublicense, as applicable. For clarity, if MEE’s proposed Third Party Sublicensee enters into a Sublicense thereunder with TDTx, any and all license payments, including upfront license payments, annual maintenance payments and milestone and royalty payments due for such Sublicense will be owed by MEE’s proposed Third Party Sublicensee, and not by MEE. For further clarity, if the commercial sublicense in the Ophthalmology Field is between TDTx and MEE and there is a subsequent related commercial sublicense thereunder directly between MEE and MEE’s proposed Third Party Sublicensee in the Ophthalmology Field, any such license payments, to the extent such license payments are attributable to the Licensed Intellectual Property licensed to TDTx hereunder and not to any other Intellectual Property of MEE, including upfront license payments, annual license maintenance payments and milestone and royalty payments, received by MEE from such commercial Sublicensee shall be paid to TDTx by MEE. In the event of any termination of any such Sublicense granted to MEE’s proposed Third Party Sublicensee under the provisions of this Section 2.7, all rights to the relevant Licensed Intellectual Property for the relevant transgene or biological target in the Ophthalmology Field shall revert fully to TDTx, at no additional cost to TDTx; provided, however, that MEE shall retain all of its rights to any new intellectual property generated by MEE in the course of conducting the Qualifying MEE Ophthalmology Program, excluding the Licensed Intellectual Property.

ARTICLE 3

FINANCIAL TERMS

As the sole monetary consideration for the rights granted by Licensors under this Agreement, TDTx shall make the following payments to Licensors according to this Article 3. As additional consideration for such rights, TDTx shall issue certain shares of TDTx’s common stock in accordance with Section 3.1.

3.1 Equity.

3.1.1 On the Effective Date, TDTx shall issue, pursuant to a Stock Issuance Agreement between TDTx and Lonza (the “TDTx-Lonza Stock Issuance Agreement”) a total number of shares of common stock of TDTx, $0.001 par value per share [***] of TDTx’s issued and outstanding common stock calculated on a Fully-Diluted Basis after giving effect to such issuance, (the “Lonza Shares”) in the name of Lonza. On the Effective Date, TDTx shall issue, pursuant to a Stock Issuance Agreement between TDTx and MEE (the “TDTx-MEE Stock Issuance Agreement”) a total number of shares of common stock of TDTx, $0.001 par value per share equivalent to [***] of TDTx’s issued and outstanding common stock calculated on a Fully-Diluted Basis after giving effect to such issuance, (the “MEE Shares”), in the name of MEE. TDTx represents to Licensors that, immediately following the Effective Date, the aggregate number of Lonza Shares and MEE Shares (the Lonza Shares and MEE Shares collectively referred to as the “Shares”) equals [***] of TDTx’s issued and outstanding common stock calculated on a Fully-Diluted Basis after giving effect to such issuances. For purposes of this Section 3.1, “Fully-Diluted Basis” shall mean that the total number of issued and outstanding shares of the DTx’s capital stock, which shall be calculated to include conversion of all issued and outstanding securities then convertible into capital stock, the exercise of all then outstanding options and warrants to purchase shares of capital stock, whether or not then exercisable, and shall assume the issuance or grant of all securities reserved for issuance pursuant to any TDTx stock or stock option plan in effect on the date of the calculation. In addition, on the Effective Date, TDTx, Lonza, MEE and certain other holders of common stock of TDTx shall enter into Shareholder Agreement (the “Shareholder Agreement”).

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3.1.2 Partners Innovation Fund and Lonza Purchase Right. Beginning on the Effective Date, MEE, through Partners Innovation Fund, LLC (“PIF”) and Lonza, shall each have the right, but not the obligation, to purchase up to MEE’s and Lonza’s respective Share of the securities issued in any Qualifying Offer on the terms and conditions set forth in this Section 3.1.2 (“Purchase Right”).

(a) Exercise of Purchase Right. Within a reasonable period of time immediately following the receipt of a Qualifying Offer, TDTx shall, in accordance with Article 14 of this Agreement, provide written notice to PIF and Lonza of any such Qualifying Offer. PIF and Lonza will both then have [***] to exercise their Purchase Right either in whole or in part by providing written notice to TDTx (“Exercise Period”). PIF and Lonza shall then have [***] following TDTx’s receipt of PIF’s and/or Lonza’s written notice to exercise the Purchase Right to negotiate an investor rights agreement with TDTx (“Purchase Period”).

(b) Termination of Purchase Right. The Purchase Right shall terminate upon the earliest to occur of the following (each a “Termination Event”):

(i) PIF’s or Lonza’s execution of an investor rights agreement or similar agreement in connection with a Threshold Offer;

(ii) PIF and/or Lonza fails to give notice of its desire to exercise the Purchase Right during the Exercise Period for a Qualifying Offer which has its final closing within [***] of the date such notice was received by PIF and Lonza and which is closed on terms that are the same or less favorable to the investors than the terms contained within the notice given by TDTx to PIF and Lonza in accordance with Section 3.1.2(a);

(iii) The closing of a firm commitment underwritten public offering of TDTx’s common stock; or

(iv) The closing of the sale of all or substantially all of TDTx’s assets to a company publicly traded on one of the Major Recognized Exchanges.

(c) Definitions. The following terms shall have the definitions ascribed to them under this Section for the purposes of interpreting Sections 3.1.2(a) and 3.1.2(b).

(i) “Adjustment Event” means the final closing of the first Threshold Offer occurring after the Effective Date of this Agreement.

(ii) “Fully-Diluted Basis” means all of TDTx’s capital stock either outstanding or reserved for issuance, assuming the exercise of all options, warrants and other convertible securities and the conversion of all preferred stock and convertible debt instruments and assuming the grant of all shares reserved under any equity incentive or similar plans.

(iii) “Major Recognized Exchange” shall mean the New York Stock Exchange, the NASDAQ, or any comparable stock exchange reasonably acceptable to the holders of registrable securities.

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(iv) “Qualifying Offer” means a private offering of the TDTx’s equity securities (or securities convertible into or exercisable for the TDTx’s equity securities) for cash (or in satisfaction of debt issued for cash) having its final closing on or after the Effective Date of this Agreement and which includes investment by one or more [***] other than PIF and Lonza.

(v) “Share” means:

(A) [***] with respect to any Qualifying Offer having a closing on or before the date of an Adjustment Event; or

(B) (B) with respect to any Qualifying Offer having a closing after an Adjustment Event, but before a Termination Event, the percentage necessary for PIF and Lonza to maintain its pro rata ownership interest in the TDTx on a Fully-Diluted Basis.

(vi) “Threshold Offer” means any Qualifying Offer which either: (x) is at least [***] in size or (y) involves the sale to outside investors of at least [***] of the equity securities outstanding after such round on a Fully-Diluted Basis.

With regard to each Qualifying Offer, the number of securities that may be purchased by PIF pursuant to this Section 3.1.2 shall be reduced by the number of such securities purchased by PIF (or MEE, or delegee, successor, assignee, beneficial interest holder or Affiliate (as defined in the Shareholder Agreement, as may be amended from time to time) of PIF or MEE) pursuant to the pre-emptive right under the Shareholder Agreement, and the number of securities that may be purchased by Loma pursuant to this Section 3.1.2 shall be reduced by the number of such securities purchased by Lonza (or its delegee, successor, assignee, beneficial interest holder or Affiliate (as defined in the Shareholder Agreement) pursuant to the pre-emptive right under the Shareholder Agreement.

3.2 Milestone Payments.

(a) With respect to at least one (1) Licensed Product directed to a named biological target or transgene pursued within the Field of Use , TDTx or its Affiliate or Sublicensee, as applicable, shall make the development and sales milestone payments in the amounts corresponding to the achievement by either TDTx or any of its Affiliates, or its Sublicensees of the development and sales milestones set forth on Schedule B. Within [***] after achievement of any such milestone event by TDTx or any of its Affiliates or Sublicensees or within [***] after receiving notice from any of its Sublicensees that any such sales or development milestone event has been achieved, as the case may be, TDTx shall notify Licensors of such achievement in writing and Licensors shall issue TDTx an invoice for the amount of the corresponding milestone payment, which invoice TDTx shall pay or cause to be paid within [***] following its receipt thereof if such milestone was achieved by TDTx, and within [***] after TDTx’s receipt of payment from its Affiliate or from its Sublicensee if such milestone was achieved by its Affiliate or Sublicensee, as applicable.

(b) For Sublicensees, each milestone payment set forth on Schedule B shall be payable for [***] Licensed Product per named biological target or transgene that is pursued within the Field of Use, for [***] Licensed Product to achieve the milestone event, and [***] directed to the same named biological target or transgene unless [***], it being understood and agreed by the Parties that [***].

(c) For TDTx or its Affiliate, each milestone payment set forth on Schedule B shall be payable for only one (1) Licensed Product per named biological target or transgene that is pursued within the Field of Use by TDTx or its Affiliate, for only the first Licensed Product to achieve the milestone event, and [***] directed to the same named biological target or transgene; provided, however, that if TDTx or its Affiliate is able to achieve the [***] shown in Schedule B for a second Licensed Product directed to the same named biological target or transgene, then TDTx or its Affiliate (as applicable) shall be required to pay the milestone amount shown on Schedule B for such second Licensed Product for the [***] and shall be obligated to pay retroactively all prior milestone event payments shown in Schedule B for any such second Licensed Product directed to the same named biological target or transgene.

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(d) For clarity, if a first Licensed Product progressed by either TDTx, its Affiliate or by a Sublicensee for a given named biological target or transgene fails and is no longer progressed, and is replaced with a second Licensed Product that is directed to the same named biological target or transgene, the milestone amounts shown in Schedule B will only be payable for the second Licensed Product for the milestone events that were not yet achieved by the first Licensed Product. Also for clarity, a Licensed Product will not be considered to be a second or different Licensed Product under this Section 3.2 relative to any first or other Licensed Product merely due to [***]. As used herein [***].

3.3 Royalties.

3.3.1 Licensed Products Commercialized by TDTx. In further consideration of the license granted to TDTx in this Agreement and subject to Sections 3.3.3, 3.4 and 3.5, TDTx shall pay to Licensors, during each applicable Royalty Term, royalties at the applicable royalty rates set forth in Schedule C, based on the portion of annual worldwide Net Sales within each of the royalty tiers set forth in such Schedule C. For the avoidance of doubt, such royalties shall be payable in respect of annual worldwide Net Sales of each Licensed Product only for such Net Sales made and recorded by TDTx or its Affiliates. In addition, in no event shall [***].

3.3.2 Licensed Products Commercialized by a Sublicensee. In further consideration of the license granted to TDTx in this Agreement and subject to Sections 3.3.3, 3.4 and 3.5, TDTx shall pay to Licensors, during each applicable Royalty Term, a portion of the royalty income payments received from a Sublicensee, such royalty income payments based on the applicable royalty sharing rates set forth in Schedule D for the Sublicensee royalty income payment. For the avoidance of doubt, such royalty payments shall be payable in respect of annual worldwide Net Sales of each Licensed Product only for such Net Sales made and recorded by Sublicensees. In addition, [***].

3.3.3 Royalty Reductions. The royalties payable to Licensors hereunder shall be subject to the following reductions set forth in paragraphs (a) through (c) of this Section 3.3.3, which shall apply in addition to the royalty offsets as described in Section 3.4:

(a) Non-Valid Claim Covered Licensed Products during Royalty Term. If the [***] of a Licensed Product is not Covered by a Valid Claim in the country of [***] and at the time of [***] (either because no Valid Claim within the Ancestral Technology Patent Rights ever existed Covering such Licensed Product in the relevant country or the Valid Claim within the Ancestral Technology Patent Rights no longer exists), but the [***] of the Licensed Product occurs within the Royalty Term in the relevant country, then, in respect of Net Sales in such country, the royalties payable on the annual Net Sales of such Licensed Products sold in such country by TDTx, its Affiliates and Sublicensees during such period of the Royalty Term shall be calculated at rates that are reduced [***] from the amounts set forth in Schedule C.

(b) Compulsory Licenses. In the event that Lonza, MEE or TDTx receives a request for a Compulsory License anywhere in the world, it shall promptly notify the other Parties. If any Third Party obtains a Compulsory License in any country, then Lonza, MEE or TDTx (whoever has first notice) shall promptly notify the other Parties. For the purposes of calculating the royalties due to Licensors under Section 3.3 with respect to Net Sales of any Licensed Product in such country where a Compulsory License has been granted, the royalty rate payable by TDTx hereunder for Net Sales of any Licensed Product in such country will be adjusted to [***]. In the event any Third Party is granted a sublicense of the rights under Section 2.1 by TDTx in order to avoid the imposition of a Compulsory License (such Third Party, a “Compulsory Sublicensee”), where the royalty rate payable by such Compulsory Sublicensee on Net Sales of Licensed Products is less than the royalty rate paid by TDTx’s other Sublicensee(s) on the Net Sales of Licensed Products, then the royalty rate payable by TDTx to Licensors hereunder for Net Sales the of Licensed Product by the Compulsory Sublicensee shall be reduced [***]. For example, [***].

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(c) Generic Competition. Royalties payable on Net Sales of Licensed Products in any given country shall be, on a Licensed Product by Licensed Product basis, subject to additional reductions of (i) [***] following a decrease in Net Sales of at least [***] and (ii) [***] following a decrease in Net Sales of [***]; in each case, where such decrease in Net Sales is [***] to entry of one or more “generic” or “biosimilar” product(s) (as applicable) in such country in a particular Calendar Quarter compared to the average Net Sales of such Licensed Product in such country over the [***] entry of such generic or biosimilar product.

3.4 Offsets from Royalty Payments; Minimum Royalty Rates.

3.4.1 Third Party Intellectual Property. If TDTx and/or any of its Affiliates, or Sublicensees enter into one or more Third Party License Agreements that TDTx or its Affiliate or Sublicensee, as applicable, reasonably determines is [***] for TDTx or any of its Affiliates, or Sublicensees to develop, make, use, import, or sell the relevant Licensed Product, TDTx or its Affiliate or Sublicensee, as applicable, will have the right to offset [***], against the royalty payments due to Licensors with respect to the annual Net Sales of such Licensed Product in such country, subject to the minimum royalty rate requirements of Sections 3.4.2 and 3.4.3, as applicable.

3.4.2 Notwithstanding the right of TDTx and its Affiliates to apply in a cumulative manner the royalty rate reductions and offset rights as described in Section 3.3.3 and Section 3.4.1, in no event shall the final adjusted royalty rate due to Licensors on the basis of annual Net Sales of Licensed Products by TDTx or its Affiliates as shown in Schedule C be reduced [***] for any given Calendar Quarter, provided, however, that TDTx or its Affiliate shall have the right to carry forward any such offsets or reductions that would result in the royalty rate being reduced [***] in any given Calendar Quarter for any Licensed Product into subsequent Calendar Quarters, [***].

3.4.3 Notwithstanding the right of Sublicensees of TDTx or Sublicensees of its Affiliates to apply in a cumulative manner the royalty rate reductions and offset rights as described in Section 3.3.3 and Section 3.4.1, in no event shall the final adjusted royalty rate owed by any Sublicensees of TDTx or Sublicensees of its Affiliates under any Sublicense Agreement on the basis of annual Net Sales of Licensed Products by such Sublicensee be less than [***] without the application of any of the reductions or offsets described in Section 3.3.3 or Section 3.4.1, and in no event shall such final adjusted royalty rate owed [***] after the cumulative application of all applicable reductions and offsets described in Section 3.3.3 and Section 3.4.1; provided, however, that [***] Covering the Licensed Product in the relevant country at the time of [***] of the Licensed Product. Sublicensees shall have the right to carry forward any such offsets or reductions that would result in the royalty rate being reduced to an amount less than the minimum required royalty rate in any given Calendar Quarter for any Licensed Product into subsequent Calendar Quarters, [***]. In addition, in cases where the minimum royalty rate requirement under this Section 3.4.3 is applicable, TDTx or its Affiliate shall have the right to [***] an exception to the minimum royalty rate requirement under this section based upon the grounds that the minimum royalty rate requirement would result in [***], and if [***], such exception to the minimum royalty rate requirement shall be [***]. For clarity, regardless of the final adjusted royalty rate that applies to a Sublicensee under a Sublicense Agreement, the Royalty Income Sharing percentages as shown in Schedule D shall apply to all royalty income received by TDTx or its Affiliates for the annual Net Sales of Licensed Products by all Sublicensees of TDTx or Sublicensees of its Affiliates.

3.5 [Reserved]

3.6 Payment. TDTx shall pay such royalties due to Licensors under this Agreement within [***] after the last day of each Calendar Quarter in which such royalty payments are owed, by [***].

3.7 Sublicense Income.

3.7.1 Sublicense Income Payments. Except as set forth in Section 3.7.2, and subject to the reductions as described in Section 3.8 and the exclusions described in Section 3.7.3, TDTx shall pay Licensors a percentage of all types of payments and consideration ([***]) TDTx or any of its Affiliates receives under a Sublicense Agreement from a Sublicensee, including but not limited to [***] (collectively, the “Sublicense Income”) in the applicable percentage payment as set forth below (each such percentage payment of Sublicense Income is referred to as a “Sublicense Income payment” and each such percentage reduction to be applicable for a Sublicense Income Payment is referred to as a “Step-Down”):

(a) [***] of Sublicense Income attributable to all Licensed Products received under a Sublicense Agreement entered into after [***] and prior to [***];

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(b) A Step-Down to [***] of the Sublicense Income attributable to all Licensed Products received under a Sublicense Agreement entered into on or after [***] and prior to [***], whichever occurs first;

(c) A Step-Down to [***] of the Sublicense Income attributable to all License Products received under a Sublicense Agreement entered into after [***] and prior to [***]; and

(d) A Step-Down to [***] of Sublicense Income attributable to all Licensed Products received under a Sublicense Agreement entered into on or after [***].

For clarity, a Step-Down is [***], and the Step-Downs will [***]. For further clarity, each Sublicense Agreement will [***] and the applicable Step-Down will be applied [***].

3.7.2 Greater of Sublicense Income Payments Payable to Licensors. Without limiting TDTx’s rights under Section 3.7.4, where the Sublicense Income Payment corresponds to the achievement of one of the same (or [***]) development and/or sales milestone events as those listed in Schedule B, TDTx shall pay to Licensors the greater of the amount associated with such milestone in Schedule B or the payment amount due after applying the applicable percentage under Section 3.7.1 to the Sublicense Income received from a Sublicensee in connection with the achievement of such milestone event.

3.7.3 Exclusions. Excluded from Sublicense Income with respect to which TDTx must pay such percentage pursuant to Section 3.7.1 or 3.7.2, as applicable, are [***].

3.7.4 No Double Payment. Notwithstanding anything to the contrary in Section 3.7, TDTx shall be entitled to (i) deduct from any Sublicense Income Payment due to Licensors the amount of [***], and (ii) deduct from any Sublicense Income Payment due to Licensors the amount of [***]; provided, however, that in both (i) and (ii) any amount paid to Licensors pursuant to Section 3.2 may be deducted from Sublicense Income Payments received from any Sublicensee only once.

3.7.5 Apportionment for Broader Transactions involving Third Party IP. In the event that a Sublicense is part of a broader transaction (other than an M&A Transaction) that involves, in addition to the grant of a Sublicense under the Ancestral Technology Patent Rights, the grant of license or option rights or other rights to other assets, programs or intellectual property that were obtained or licensed by TDTx or its Affiliate from any Third Party, TDTx will have the right to apply a fair apportionment to [***] under any such broader transaction [***] to the value of the rights being sublicensed from Licensors hereunder relative to the value of the other rights, assets, programs or intellectual property licensed or obtained from a Third Party that are part of such broader transaction other than the Ancestral Technology Intellectual Property; provided, however, that (a) the right of apportionment under this Section 3.7.5 shall [***], and (b) TDTx shall [***], and (c) the [***] shall be [***], and (d) the [***].

3.8 Reduction of Sublicense Income Fees Payable to Licensors during [***]. Notwithstanding anything to the contrary under this Article 3, TDTx shall be entitled to (i) during [***], permanently retain [***] of the Sublicense Income Payments that would otherwise be due to Licensors; and (ii) during [***], permanently retain [***] of the Sublicense Income Payments that would otherwise be due to Licensors. Following the expiration of the [***] and continuing for the remainder of the Term, notwithstanding any reductions in the Sublicense Income Payment provided for under this Section 3.8, TDTx shall pay to Licensors [***] of the Sublicense Income Payments due for any Sublicense Income received by TDTx after the expiration of [***], as applicable under the provisions of Section 3.7.

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3.9 Patent Expenses. TDTx shall be responsible to reimburse MEE for [***] of the patent expenses for any Licensed Product incurred and paid by MEE for the Ancestral Technology Patent Rights after the Effective Date of the Agreement, to the extent such portion of those expenses is not required to be reimbursed by a Third Party; provided, however, that with respect to the patent expenses incurred by MEE after the Effective Date for all other Ancestral Technology Patent Rights, TDTx shall be responsible for [***] of such expenses with the remaining [***] being paid by Existing Third Party Licensees/Sublicensees; provided however that should TDTx obtain license rights that currently reside with an Existing Third Party Licensee/Sublicensee, then TDTx shall be responsible for the relevant additional expenses associated with the obtained license rights, and such [***] allocation to TDTx shall be adjusted upwards accordingly to account for the proportional reduction in share by the termination of the relevant Existing Third Party License/Sublicense. TDTx shall have the right to defer its obligations under this Section 3.9 to make any such reimbursement payments until the date that TDTx raises a total of at least [***] in Capital Funding in satisfaction of the requirements of Section 6.2.2, which within [***] upon receiving the Capital Funding, TDTx shall provide written notice to MEE. TDTx shall pay the amounts due for reimbursement commencing on the date that such [***] requirement in Capital Funding is achieved, and MEE shall submit invoices to TDTx for TDTx’s share of such patent expenses not later than [***] after the date that such [***] requirement in Capital Funding is achieved and then on a [***] basis thereafter for future patent expenses. Each such invoice shall include a reasonably detailed description of the expenses. TDTx shall pay amounts shown on such invoices within [***] after TDTx’s receipt of the invoice.

3.10 Waiver or Deferral. Waiver or deferral by Licensors of any payment owed under Section 3.2 or Section 3.3 may not be construed as a waiver or deferral of any subsequent payment owed by TDTx to Licensors.

3.11 Form of Payments and Taxes.

3.11.1 Payments to Lonza. Payments may be paid by check or made by wire transfer using the following information:

Lonza Sales AG.

UBS Switzerland AG, POF Box 450, CH-8098

Zuerich, Switzerland [***]

For Wires and EFT payments, please email remittance advice to [***].

3.11.2 Payments to MEE. Payments may be paid by check made payable to MEE and sent to:

Massachusetts Eye and Ear Infirmary BOA-Lockbox Services

[***]

or such other addresses which MEE may designate in writing from time to time. Checks are to be made payable to “Massachusetts Eye and Ear Infirmary”. Payments may instead be made by wire transfer using the following information:

[***]

TDTx shall pay all amounts payable to Licensors under this Agreement in United States funds without deduction for taxes, exchange, collection or other charges that may be imposed by any country or political subdivision with respect to any amounts payable to Licensors under this Agreement. TDTx is responsible for paying, or ensuring payment of, such taxes, exchange, collection or other charges, other than taxes attributable to Lanza or MEE’s net income.

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3.12 Currency Conversion. If any currency conversion is required in connection with any payment owed to Licensors, the conversion will be made at the buying rate for the transfer of such other currency as quoted by [***] in the case of any payment payable with respect to a specified accounting period or, in the case of any other payment, the last business day before the date the payment is due.

3.13 Interest. Any payment owed to Licensors under this Agreement that is not made when due will accrue interest beginning on the first day following the due date specified in Article 3. The interest will be calculated at the [***] rate of the sum of [***]. However, the annual rate may not exceed the maximum legal interest rate allowed in Massachusetts. The payment of interest as required by this Section 3.13 does not foreclose Licensors from exercising any other rights or remedies they have as a consequence of the lateness of any payment.

3.14 Right to Offset. Without limiting its rights under Section 11.3, TDTx shall have the right to offset any amount owed to it by Licensors under or in connection with this Agreement, including in connection with any breach, against any future payments owed by TDTx to Licensors under this Agreement, in each case based on a final determination by an arbitrator pursuant to an arbitration proceeding administered pursuant to Section 15.2. Such offsets shall be in addition to any other rights or remedies available under this Agreement and applicable law; provided, however, that, [***]. In the event that TDTx is not able to deduct the full amount of the permitted deduction from the amount due to Licensors as a result of the proviso set forth in the preceding sentence, TDTx shall be entitled to deduct any undeducted excess amount from subsequent amounts owed to Licensors (subject in each case to the proviso set forth in the preceding sentence).

ARTICLE 4

ROYALTY REPORTS, PAYMENTS AND FINANCIAL RECORDS

4.1 Royalty Reports. Within [***] after March 31, June 30, September 30 and December 31, of each year in which this Agreement is in effect following First Commercial Sale of a Licensed Product in any country, TDTx shall deliver to Licensors full, true and accurate reports of its activities and those of its Affiliates, or Sublicensee(s), if any, relating to the sale of Licensed Products and any Sublicense Income received during the preceding three (3) month period (each such three (3) month period, a “Calendar Quarter”). These reports must include the following with respect to the preceding Calendar Quarter:

(a) Number of Licensed Products sold by TDTx, and any Affiliates, or Sublicensees, in the Territory;

(b) Total revenues recorded for the Licensed Products sold by TDTx and any Affiliates, or Sublicensees;

(c) Deductions applicable to determining Net Sales;

(d) The nature and amount of Sublicense Income received by TDTx, its Affiliates or Sublicensees; and

(e) Total royalties due to Licensors.

With each report, TDTx shall pay to Licensors the royalties accrued during the preceding Calendar Quarter. If no royalties are due, TDTx shall so report. If multiple Licensed Products are Covered by the license granted under this Agreement, TDTx shall separately identify Net Sales of each Licensed Product in the section of the royalty report responsive to clause (b) above.

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4.2 Record Keeping.

4.2.1 Books and Records. TDTx shall keep, and shall require its Affiliates, and Sublicensees to keep, true books of account containing an accurate record (together with supporting documentation) of all data necessary for determining the amounts payable to Licensors for a period of [***] following the end of the calendar year to which they pertain. TDTx shall keep it records at its principal place of business or the principal place of business of the appropriate division of TDTx to which this Agreement relates and shall require its Affiliates and Sublicenses to keep their books and records in the same manner.

4.2.2 Inspections. In order for Licensors to determine the correctness of any report or payment made under this Agreement, TDTx shall make its records available for inspection in accordance with this Section 4.2.2 for a period of [***] following the end of the calendar year to which they pertain. TDTx shall also require any Affiliates to make their records available for inspection by Licensors, in the same manner as provided in this Section 4.2.2.

[***] per calendar year, Licensors may cause a certified public accountant ‘ selected by Licensors and reasonably acceptable to TDTx to inspect such records during regular business hours; provided, however, Licensors may [***]. In conducting inspections under this Section 4.2.2, TDTx agrees that Licensors’ accountant may have access to all records which Licensors reasonably believe to be relevant to calculating royalties owed to Licensors under Article 3. TDTx may require the accountant to sign a customary nondisclosure agreement prior to undertaking any such inspection, and any and all books, records, reports and other documents inspected by such accountant shall be deemed TDTx’s Confidential Information. Licensors may receive a summary of the accountant’s findings but shall not permit the accountant to disclose such books, records, reports and other documents to Licensors.

If the inspections show an underpayment of any payment owed to Licensors under Article 3, TDTx shall pay Licensors the unpaid amounts due hereunder, plus interest as set forth in Section 3.12, within [***] after receiving a written audit report from the accountant. Licensors are responsible for the cost of any inspection, unless the examination shows an underreporting in excess of [***] for any [***] period, in which case TDTx shall reimburse Licensors for the cost of the inspection within [***] of receipt of an invoice.

ARTICLE 5

JOINT STEERING COMMITTEE

5.1 Formation and Representatives. Promptly after execution of this Agreement, the Parties shall establish a steering committee (the “Joint Steering Committee” or “JSC”). Each Party shall name a mutually agreed upon equal number of [***] for the Joint Steering Committee, each of whom shall be [***].

5.2 JSC Chairman. The chairperson of the JSC shall be initially selected by [***] and shall rotate among Lonza and MEE from meeting to meeting. The role of the chairperson shall be to prepare an agenda for the meetings of the JSC, convene and preside at meetings of the JSC and to ensure the preparation and distribution of minutes, but the chairperson shall otherwise have no additional powers or rights beyond those held by the other JSC representatives.

5.3 Meetings by the JSC. Until such time when the diligence obligations of TDTx under Article 6 expire, the Joint Steering Committee shall meet [***] during the Term of the Agreement, or as otherwise necessary or mutually agreed by the Parties or as may reasonably be requested by any Party on an ad hoc basis as necessary. Such meetings may be conducted by videoconference, teleconference or in person, as determined by the Parties. The Joint Steering Committee shall not have the authority to approve any activities by TDTx or its Affiliates or Sublicensees under this Agreement, but (i) shall have the right to serve as a forum for review and discussion between the Parties with respect to, among other things, (a) review of the sublicensing strategy of TDTx to ensure consistency with the terms and conditions of this Agreement and share sublicenses granted to Third Parties under the Agreement for commercialization and development efforts, (b) review the progress of the commercialization and development plans, efforts and objectives of TDTx, including sales, marketing, distribution and support of the Ancestral Technology, (c) review the progress of the sales and marketing of the Ancestral Technology and exchange information related thereto, (d) review option rights granted to biological targets and transgenes by TDTx, and review the requests of Existing Third Party Licensees/Sublicensees for the naming of Unnamed Option Rights thereunder; and (e) review and discuss all 3-way external communications by the Parties and press releases and (ii) shall have, solely with respect to the members of the JSC from Lonza and MEE, and solely to the extent that the members from Lonza and MEE unanimously agree, the right to approve any request for an exception to any sublicense requirements under this Agreement, but excluding right to approve any request to change diligence and payment terms. For clarity, the JSC shall not have any ability or authority to amend, waive, or modify the terms of this Agreement.

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ARTICLE 6

OPERATIONS UNDER THE LICENSE

6.1 Diligence Obligations.

6.1.1 General Obligations. With respect to only those programs ([***]) of TDTx or its Affiliates that TDTx intends to apply towards meeting its Minimum Potential Revenue Stream obligations as stated under Section 6.3, and for each program of a Sublicensee, within [***] after the Effective Date, and as updated within [***] after the start of every Calendar Year thereafter during the Term, TDTx shall provide Licensors with a bona fide written business plan (“General Development Plan”) that describes:

(a) TDTx’s, its Affiliates and Sublicensees efforts during the prior year for researching, developing and commercializing Licensed Products in the Field of Use, including (i) information regarding specific Licensed Products in development and their specific applications; (ii) key activities and milestones achieved and status of applications for INDs, CTAs or equivalents and regulatory approvals; and (iii) [***];

(b) a list of all new sublicense transactions completed and [***]; and

(c) TDTx’s business [***] goals and objectives for [***].

The General Development Plan must contain a sufficient level of detail for Licensors to assess whether TDTx is in compliance with its obligations under Section 6.1.2 and an outline of TDTx’s, its Affiliates and Sublicensees intended efforts for the subsequent [***] including [***]. TDTx shall also provide Licensors with [***] and annual report to investors which shall include [***].

6.1.2 Licensed Product Minimum Diligence Obligations. Applicable to TDTx, only for those programs ([***]) of TDTx or its Affiliates that TDTx intends to apply towards meeting its Minimum Potential Revenue Stream obligations as stated under Section 6.3, and applicable for each program of its Sublicensees, TDTx shall, or shall cause its Affiliates and/or Sublicensees as applicable to, use Commercially Reasonable Efforts to achieve the following development objectives with respect to each Licensed Product it develops in the Field of Use on its own or with its Affiliates or Sublicensees:

(a) [***];

(b) [***];

(c) [***];

(d) [***]; and

(e) [***].

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For the avoidance of doubt, TDTx shall not be required to cause its Sublicensees to use Commercially Reasonable Efforts to achieve the foregoing development objectives to the extent such objectives have already been achieved as of the date the relevant Sublicense was granted.

6.1.3 Failure to Achieve Development Objectives. With respect to only those programs ([***]) of TDTx or its Affiliates that TDTx intends to apply towards meeting its Minimum Potential Revenue Stream obligations as stated under Section 6.3, and for each program of a Sublicensee, the following provisions of this Section 6.1.4 shall apply to TDTx (or its Affiliate or Sublicensee as applicable).

In the event that, despite the use of Commercially Reasonable Efforts, TDTx becomes aware that, due to any relevant scientific, regulatory, safety, development, or commercial circumstances beyond the reasonable control of TDTx or any of its Affiliates or Sublicensees, as applicable, (a) any of the development or regulatory or commercial launch milestone dates set forth in Section 6.1.2 will not be achieved or (b) any [***] will not be achieved, or (c) it will be unable to [***], then TDTx will notify Licensors in writing via the JSC in advance of such failure to achieve the expected development or regulatory or commercial launch milestone dates, and the Parties will confer in good faith via the JSC to discuss a revised General Development Plan that is reasonably acceptable to TDTx and Licensors and mitigates or otherwise takes into account such circumstances to the extent reasonably feasible in view of [***]. For the avoidance of doubt, [***]. Licensors shall notify TDTx via the JSC of any objections to any revised General Development Plan within [***] after submission by TDTx to the JSC, failing which such General Development Plan shall be deemed approved by Licensors. In the event that Licensors provide TDTx with timely notice via the JSC of its objection to any revised General Development Plan and, following at least [***] of good faith discussions and efforts to reach agreement on a revised General Development Plan, the Parties cannot agree on a reasonably acceptable revision or other remedy, then Licensors may request that TDTx provide further evidence of its Commercially Reasonable Efforts to achieve the relevant milestone set forth above. If, and only if, after reviewing such further information requested and provided, Licensors make a determination that TDTx has failed to demonstrate that it has used Commercially Reasonable Efforts to meet its diligence obligations as stated under this Article 6 for any Licensed Product, Licensors shall notify TDTx of such determination in writing and may treat such failure to meet its diligence obligations as a material breach of this Agreement. Any such allegation of breach shall be subject to TDTx’s rights under this Agreement to dispute and/or cure it.

6.2 Minimum Capital Funding. TDTx shall be required to have a Minimum Capital Funding according to the following:

6.2.1 During the time period from the Effective Date of this Agreement until the [***], TDTx will use Commercially Reasonable Efforts to raise a total of at least [***] across all fundraising rounds, tranches and sources to fund its operations, including cash for the purchase of capital stock, debt financing, lines of credit, grant funding and other sources of non-dilutive capital such as collaborative R&D funding, and Sublicense Income (net of any Sublicense Income Payment to Licensors) (collectively referred to as “Capital Funding”).

6.2.2 During the time period from the Effective Date of this Agreement until [***] TDTx will use Commercially Reasonable Efforts to raise a total of at least [***] in Capital Funding.

6.2.3 In the event that TDTx has not actually received funding in the total amount described above in Section 6.2.1 or Section 6.2.2, despite having used Commercially Reasonable Efforts to secure funding in that amount, but is expected to have received such amount if all amounts that are then committed under binding definitive agreements or under ongoing bona fide term sheet negotiations with third parties under pending additional tranches of funding that are due and expected within the subsequent [***] period, then TDTx shall not be considered in breach of the relevant section and the Parties shall discuss and consider in good faith and shall make a reasonable adjustment to the total amounts described above, or an extension to such period as may be reasonable in the circumstances.

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6.3 Minimum Potential Revenue Stream Requirements.

6.3.1 TDTx shall be required to achieve, either by the progression by TDTx or its Affiliate of its own internal programs (such programs to be based on and defined by the relevant biological target or transgene or Licensed Product) that are not the subject of any Sublicense, or from Sublicenses to the Licensed Products, a minimum Potential Revenue Stream amount for all Licensed Products in each Contract Year for the [***] according to the following requirements (the “Minimum Potential Revenue Stream”):

(a) [***];

(b) [***];

(c) [***]; and

(d) [***].

6.3.2 Potential Revenue Stream Rollover. Notwithstanding the foregoing, if TDTx, in a given Contract Year, achieves a total Potential Revenue Stream that exceeds the Minimum Potential Revenue Stream requirement for that Contract Year, then TDTx will be permitted to apply the excess Potential Revenue Stream to subsequent Contract Years to reduce the Contract Year Minimum Potential Revenue Stream requirements in the subsequent Contract Years. For example, if [***]. For clarity, in the event that [***].

6.3.3 Penalty For Failure To Meet Minimum Potential Revenue Stream. In the event that TDTx fails to satisfy any such Minimum Potential Revenue Stream requirement for a relevant Calendar Year, TDTx shall be required to satisfy one of the following three options, such option to be selected at the sole discretion of TDTx. If TDTx chooses [***]:

(a) Option One: Penalty Payments. Pay the following relevant penalty payments (the “Penalty Payments”):

(i) [***].

(ii) [***].

(b) Option Two: Amend Financial Payments to Licensors. The Parties will confer to negotiate in good faith an amendment to the financial terms in Article 3 of this Agreement, as applicable, that is [***]. If, after negotiating in good faith for a period of [***], the three Parties fail to agree to an amendment to the financial terms Article 3 of the Agreement], then, unless mutually agreed between all three of the Parties to further extend the negotiations of the amendment, [***].

(c) Option Three: Obligation to Sublicense Licensed Transgenes.

(i) After receiving notice from MEE or Lonza that there is a Third Party interested in obtaining a license under the Licensed Intellectual Property with respect to a particular biological target or transgene or Licensed Product, for which TDTx has not [***], (such request, a “Third Party License Request”), within [***] after TDTx’s receipt of any such notice of a Third Party License Request, TDTx shall [***]. Such notice from MEE or Lonza shall be [***].

(ii) Negotiation of Sublicense. TDTx shall [***] commence good faith negotiations to enter into a Sublicense with the Third Party that submitted the Third Party License Request. So long as the relevant Third Party [***], TDTx shall [***]. In no event shall TDTx be required, in connection with the execution of any Sublicense, to [***]. Upon execution and delivery of such Sublicense, the Sublicense shall [***].

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(iii) [***].

6.4 Regulatory Matters. As between TDTx and Licensors, TDTx shall own and maintain all Regulatory Approvals for the Licensed Product in its, or its Affiliates or Sublicensees, own name and shall act as the sole point of contact for all communications with Regulatory Authorities in connection with the development, commercialization and manufacturing of the Licensed Product. Licensors shall provide TDTx with all reasonably requested assistance in connection TDTx’s filings and correspondence with Regulatory Authorities.

6.5 Other Government Laws. TDTx shall comply with, and ensure that its Affiliates and Sublicensees comply with, all mandatory and applicable government statutes and regulations that relate to Licensed Products. These include but are not limited to FDA statutes and regulations, the Export Administration Act of 1979, as amended, codified in 50 App. U.S.C. 2041 et seq. and the regulations promulgated thereunder or other applicable export statutes or regulations.

6.6 Patent Marking. To the extent commercially feasible and consistent with prevailing business practices and applicable law, TDTx shall mark, and shall require its Affiliates and Sublicensees to mark, all Licensed Products sold in the United States with the word “Patent” and the number or numbers of the Patent Rights applicable to the Licensed Product.

6.7 Ongoing Communication. Subject to any obligations of confidentiality to which each respective Party may be subject, each Party shall make appropriate personnel available from time to time at the other Party’s reasonable request to answer questions from the other Party concerning the status of the development of the Ancestral Technology and to discuss and attempt to resolve any issues or concerns a Party may have.

ARTICLE 7

TDTX-LONZA STRATEGIC MANUFACTURING RELATIONSHIP

7.1 Manufacturing Agreements. TDTx and Lonza will enter into good faith negotiations for a definitive manufacturing services agreement wherein TDTx and its Affiliates and Sublicensees will obtain the right to earn and obtain preferential rights to manufacturing services from Lonza in return for TDTx voluntarily fulfilling certain “frequent flyer” criteria related to the manufacture of Licensed Products with Lonza, as further outlined in Schedule H.

ARTICLE 8

CONFIDENTIALITY

8.1 Non-Disclosure Obligation. Each Party agrees, during the term of this Agreement, and for [***] thereafter, to employ all reasonable efforts to maintain the other Party’s Confidential Information secret and confidential, such efforts to be no less than the degree of care employed by such Party to preserve and safeguard its own confidential information. The Receiving Party shall not use the Disclosing Party’s Confidential Information for any purpose other than as expressly permitted under this Agreement and shall not disclose or reveal the Disclosing Party’s Confidential Information to anyone except employees or agents of or consultants or advisors to the Receiving Party or its Affiliates (and in the case of TDTx as the Receiving Party, its actual or bona fide potential Sublicensees, licensees, subcontractors, collaborators, investors, lenders and/or acquirers) (collectively, “Representatives”) who have a need to know the information and who are subject to written obligations of confidentiality under which they are required to abide by the obligations of confidentiality and restrictions on use set forth in Section 8 and are advised by the Receiving Party of the confidential nature of the Confidential Information. The Receiving Party shall be responsible for any breach of this Article 8 by its Representatives. The Receiving Party’s obligations under this Section 8.1 shall not extend to any information that:

8.1.1 at the time of disclosure is in the public domain;

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8.1.2 becomes part of the public domain, by publication or otherwise, through no breach of this Agreement by the Receiving Party;

8.1.3 at the time of disclosure is already in possession of the Receiving Party, as established by contemporaneous written records;

8.1.4 is lawfully provided to the Receiving Party, without restriction as to confidentiality or use, by a Third Party not known by the Receiving Party to be subject to any obligation of confidentiality with respect to such information; or

8.1.5 is or was independently developed by a Party without use of or reference to the other Party’s Confidential Information, as established by contemporaneous written records.

8.2 Government-Required Disclosure. If a duly constituted government authority, court or regulatory agency orders that a Party hereto disclose information subject to an obligation of confidentiality under this Agreement, such Party shall comply with the order, but shall notify the other Party as soon as possible, so as to provide the said Party an opportunity to apply to a court of record for relief from the order or to limit the scope of the order. In addition, nothing in this Agreement shall prohibit the Receiving Party from disclosing Confidential Information to the extent such disclosure is necessary to comply with the rules of any stock exchange, so long as the Receiving Party uses reasonable efforts to seek confidential treatment therefor.

ARTICLE 9

INTELLECTUAL PROPERTY

9.1 Ancestral Technology Patent Preparation, Filing, Prosecution and Maintenance.

9.1.1 Responsibility. MEE shall be responsible for prosecuting and maintaining all patents and patent applications within the Ancestral Technology Patent Rights. Title to all such patents and patent applications shall reside in MEE. MEE shall have full and complete control over all patent matters in connection therewith under the Ancestral Technology Patent Rights. For purposes of this Agreement, patent prosecution includes [***]. MEE shall provide, or cause its agent to provide, copies of all proposed patent application filings and all office actions and other material correspondence with the United States Patent Office or the various foreign patent offices to TDTx and shall provide to TDTx a timely opportunity to review, comment and provide input on all such proposed patent application filings and on all decisions on where to file patent applications and on all office action responses and material correspondence with patent offices, and all of TDTx’s comments and input shall be taken into account with good faith consideration by MEE. TDTx designates the following individual or department for receiving the patent-related correspondence:

Chief Legal Officer

TDTx, Inc.

One Broadway, 14th Floor, Kendall Square

Cambridge, MA 02142

MEE shall make itself available to consult with TDTx on matters relating to preparing, filing, prosecuting or maintaining any of the applications or patents within the Ancestral Technology Patent Rights, solely with respect to matters which are reasonably likely to pertain to the practice of the Ancestral Technology Patent Rights in the Field of Use, which matters may be of particular interest to TDTx, and MEE shall consider any comments received from TDTx with respect thereto in good faith.

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9.2 Election Not to File and Prosecute Patent Rights. If MEE elects not to file or to continue to prosecute or maintain any Ancestral Technology Patent Rights directly related to the Field of Use in any particular country or territory, then it shall notify TDTx in writing at least [***] before any deadline applicable to the filing, prosecution or maintenance of such Ancestral Technology Patent Rights in the relevant country or territory, as the case may be, or any other date by which an action must be taken to establish or preserve such Ancestral Technology Patent Rights in such country or territory. In such case, and subject to the rights of Existing Third Party Licensees/Sublicensees as of the Effective Date to file, prosecute or maintain such Patent Rights in such country or territory, TDTx shall have the right, but not the obligation, with respect to the Ancestral Technology Patent Rights directly related to the Field of Use, to pursue the filing or support the continued prosecution or maintenance of such Ancestral Technology Patent Rights in such country or territory using patent counsel that is reasonably acceptable to MEE, and, subject to the rights of Existing Third Party Licensees/Sublicensees as of the Effective Date to file, prosecute or maintain such Patent Rights in such country or territory, and may delegate any such right to any of its Affiliates, or Sublicensees.

9.2.1 If TDTx or any of its Affiliates, or Sublicensees assumes responsibility as permitted under Section 9.2 for the prosecution and maintenance of any Ancestral Technology Patent Rights in the Field of Use in any country or territory, and at any time thereafter elects not to continue prosecution or maintenance of any such Ancestral Technology Patent Rights in such country or territory, then TDTx shall notify MEE in writing at least [***] before any deadline applicable to the filing, prosecution or maintenance of such Ancestral Technology Patent Rights in such country or territory, as the case may be, or any other date by which an action must be taken to establish or preserve such Ancestral Technology Patent Rights in such country. If TDTx elects not to assume responsibility for the prosecution and maintenance of any Ancestral Technology Patent Rights in such country or territory, then it will notify MEE within [***] after TDTx’s receipt of the notice from MEE referred to in Section 8.2.1.

9.2.2 If TDTx (or any of its Sublicensees) does not continue prosecution or maintenance of any abandoned Ancestral Technology Patent Rights, then such Ancestral Technology Patent Rights shall not extend the Royalty Term ([***]).

9.3 Notice. TDTx shall provide prompt notice to MEE of any information that comes to its attention that TDTx reasonably believes is likely to materially affect the patentability, validity or enforceability of any patent application or patent within the Ancestral Technology Patent Rights.

9.4 Relinquishing Rights. TDTx may surrender its licenses under any of the patents or patent applications within the Ancestral Technology Patent Rights in any country or territory of the Territory by giving [***] advance written notice to MEE. However, if TDTx is surrendering any patent or application within the Ancestral Technology Patent Rights on which an interference proceeding or opposition has been declared or filed, the notice period is [***]. If TDTx so surrenders its rights, it will remain responsible for its portion of the patent-related expenses incurred by MEE during the applicable notice period. Thereafter, TDTx will have no further obligation to pay any patent expenses for the patents or patent applications that it surrendered. Notwithstanding the foregoing, if such surrender is with respect to all Ancestral Technology Patent Rights in all countries licensed to TDTx under this Agreement, and thus results in termination of all of TDTx’s other rights under this Agreement, then the termination notice provision in Section 11.3 below shall apply.

9.5 Intellectual Property Rights.

9.5.1 Licensed Intellectual Property Rights. Except as expressly stated in this Agreement, TDTx will not, under this Agreement, acquire any right, title, license or other interest in any Licensed Intellectual Property.

9.5.2 Lonza Intellectual Property Rights. Except as expressly stated in this Agreement, neither TDTx nor MEE will, under this Agreement, acquire any right, title, license or other interest in any Lonza Intellectual Property.

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9.5.3 MEE Intellectual Property Rights. Except as expressly stated in this Agreement, neither TDTx nor Lonza will, under this Agreement, acquire any right, title, license or other interest in any MEE Intellectual Property.

9.5.4 TDTx Intellectual Property Rights. Neither MEE nor Lonza will, under this Agreement, acquire any right, title, license or other interest in any TDTx Intellectual Property.

9.5.5 Inventorship and Ownership of Inventions. Except as otherwise expressly stated to the contrary herein, the ownership of all Intellectual Property made, conceived, reduced to practice or otherwise arising under or in connection with this Agreement will be determined in accordance with inventorship. Inventorship of all Intellectual Property will be determined in accordance with the applicable patent laws of the United States.

9.5.6 TDTx Owns. TDTx shall own all right, title and interest in all TDTx Intellectual Property conceived by employees, contractors or other individuals working for the benefit of TDTx and/or its Affiliates, either solely or jointly, during and in the course of the Agreement, including any intellectual property that is an improvement of, modification of, or derivative of, any TDTx Intellectual Property; provided, however, that the provisions of Section 18.1 on MEE Policy requirements shall apply with respect to any intellectual property generated by any consultant engaged by TDTx under a consulting agreement if such consultant is an employee or faculty member of MEE.

ARTICLE 10

PATENT INFRINGEMENT AND ENFORCEMENT

10.1 Notice. If any Party learns of an infringement, unauthorized use, misappropriation or ownership claim or threatened infringement or other such claim in the Field of Use by a Third Party with respect to any Licensed Intellectual Property, such Party shall promptly notify the other Parties and shall provide available evidence of such infringement. Any such infringement, unauthorized use, misappropriation or ownership claim or threatened infringement or other such claim is referred to herein as “Infringement”.

10.2 Enforcement.

10.2.1 Procedure. MEE shall have the first right, but not the duty, to institute Infringement actions against Third Parties. If MEE does not initiate efforts to cease such Infringement or institute an Infringement proceeding against an offending Third Party within [***] after being notified or otherwise learning of such Infringement, TDTx shall have the right, but not the duty, solely within the Field of Use, to initiate efforts to cease such Infringement or institute an Infringement proceeding against an offending Third Party with respect to any Infringement by such Third Party. If, within [***] from which it has a right to initiate efforts to cease such Infringement or institute an. Infringement proceeding against an offending Third Party, TDTx does not initiate efforts to cease such Infringement or institute an Infringement proceeding, then Lonza shall have the right, but not the duty, to initiate efforts to cease such Infringement or institute an Infringement proceeding against the offending Third Party. Before TDTx commences any legal proceeding with respect to the Infringement, TDTx shall consider in good faith the views of MEE, [***]. If requested by TDTx, Lonza and/or MEE will join, such proceeding as a party-plaintiff if such joinder is required by law (as reasonably determined by TDTx) to maintain standing, at TDTx’s expense.

10.2.2 TDTx’s Right to Join. TDTx shall have the right to join any legal proceeding brought by MEE and/or Lonza under this Section 10.2 solely with respect to Infringements in the Field of Use and to fund a pro-rata share of the out-of-pocket costs and expenses associated with the legal proceeding incurred by the party leading the case (i.e., MEE and or Lonza, as the case may be), from the date of joining based on allocating an equal portion of such expenses to all parties (including any Third Parties) joining in such proceeding. If TDTx elects to join as a party plaintiff pursuant to this Section 10.2.2, TDTx may jointly participate in the action with MEE and/or Lonza, as applicable, but where MEE is a party its counsel will be lead counsel and where MEE is not a party but Lonza is a party, TDTx’s counsel will be lead counsel.

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10.2.3 Lonza and MEE’s Right to Join. Lonza and MEE independently have the right to join any Infringement proceeding that is brought by TDTx for the Field of Use as permitted under this Section 10.2 and shall be responsible for funding its pro rata portion of the out-of-pocket costs and expenses associated with the legal proceedings incurred by TDTx from the date of joining based on allocating an equal portion of such costs and expenses to TDTx, MEE, Lonza and any Third Party joining in such proceeding, as applicable. If MEE and/or Lonza elect to join as a party plaintiff pursuant to this Section 10.2.3, MEE and/or Lonza may jointly participate in the action with TDTx, but TDTx’s counsel will be lead counsel.

10.2.4 Cooperation. Each Party shall execute all necessary and proper documents, take such actions as shall be appropriate to allow the other Party to institute and prosecute such Infringement actions and shall otherwise cooperate in the institution and prosecution of such actions (including, without limitation, consenting to being named as a nominal party thereto) at the initiating Party’s request and expense.

10.2.5 Costs and Expenses. The costs and expenses of any Infringement action (including fees of attorneys and other professionals) shall be borne by the Party instituting the action, or, if the Parties elect to cooperate in instituting and maintaining such action, such costs and expenses shall be borne by the Parties in such proportions as set forth in Sections 10.2.2 and 10.2.3, as applicable.

10.2.6 Settlement. Regardless of whether MEE and/or Lonza is joined or joins any Infringement proceeding initiated by TDTx pursuant to this Article 10, no settlement, consent judgment or other voluntary final disposition of the Infringement proceeding may be entered into without the consent of MEE and Lonza unless such voluntary disposition (a) includes a full release of MEE’s and Lonza’s liability and no admission of guilt or other wrongdoing on the part of MEE or Lonza with respect to the claim(s) giving rise to the legal proceeding, (b) provides for no obligations or liability on the part of MEE and Lonza and (c) does not adversely affect the validity or enforceability of the Ancestral Technology Patent Rights. For the avoidance of doubt, for as long as it remains the exclusive licensee of the Licensed Intellectual Property, TDTx shall have the right, without MEE’s or Lonza’s consent, to grant Sublicenses, that meet the obligations of this Agreement, to Third Parties for the purpose of settling litigation.

10.3 Distribution of Amounts Paid by Third Parties. Any award paid by Third Parties as a result of such an Infringement action (whether by way of settlement or otherwise) solely with respect to the Field of Use shall be applied first to [***]. Any such amounts awarded [***].

10.4 Declaratory Judgment or Infringement Actions. In the event that any Third Party initiates an Infringement action in the form of a declaratory judgment action or similar action alleging the invalidity or unenforceability of the Ancestral Technology Patent Rights, or if any Third Party brings an Infringement action against TDTx or its Affiliates, or Sublicensees because of the exercise of the licenses granted under this Agreement (any of the foregoing actions, “Third Party Infringement Actions”), then TDTx shall have the right to defend such Third Party Infringement Action under its own control and at its own expense; provided, however, that MEE and/or Lonza shall have the right to intervene and assume sole control of such defense, at its own expense. The Party in control of the defense of any Third Party Infringement Action shall not enter into any settlement, consent judgment or other voluntary final disposition of any action under this Section 10.4 without the consent of MEE and the non-controlling Party, unless such voluntary disposition (a) includes a full release of the MEE’s and the non-controlling Party’s liability and no admission of guilt or other wrongdoing on the part of MEE and the non-controlling Party with respect to the claim(s) giving rise to the legal proceeding, (b) provides for no obligations or liability on the part of MEE and the non-controlling Party, and (c) does not adversely affect the validity or enforceability of the Ancestral Technology Patent Rights.

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10.5 Delegation. TDTx shall have the right to delegate any of its rights and obligations under this Article 10 to any of its Sublicensees upon written notice to Licensors, in which case all references to TDTx, as they relate to such delegated rights and obligations, shall refer to the relevant Sublicensee.

ARTICLE 11

TERM AND TERMINATION

11.1 Term. Unless terminated earlier under the provisions of this Agreement, the term of this Agreement (the “Term”) shall commence on the Effective Date and shall expire on the expiration date of the last to expire Royalty Term.

11.2 Termination by Licensors. Licensors shall have the right to terminate this Agreement:

11.2.1 if TDTx materially breaches any of its diligence obligations under Article 6 and TDTx has not cured such breach within [***] after receiving written notice from Licensors;

11.2.2 In its entirety if TDTx fails to pay on schedule any milestone or royalty or other payment not subject to a good faith dispute, which is payable with respect to a particular Licensed Product under Article 3 of this Agreement, and TDTx has not cured the default by making the required payment, together with interest due, within [***] of receiving a written notice of default from Licensors requesting such payment, unless such failure is due to the failure of a Sublicensee to pay corresponding amounts due to TDTx under the relevant Sublicense Agreement, in which case termination by Licensors shall only be effective if TDTx fails to cure such breach within [***] after receipt of such corresponding amounts from the relevant Sublicensee;

11.2.3 (1) in its entirety, if TDTx or any of its Affiliates, or (ii) in part on a Licensed Product-by-Licensed Product basis, if a Sublicensee under the Ancestral Technology Patent Rights, in either case, (clauses (i) or (ii)) initiates or participates as a plaintiff in any legal, administrative or declaratory action or proceeding in any jurisdiction that seeks to challenge the validity or enforceability of any of the Ancestral Technology Patent Rights (a “Patent Challenge”) and such Patent Challenge is not required under a court order or subpoena and is not a defense against a claim, action or proceeding asserted by Lonza, MEE or their Affiliates or licensees against TDTx, its Affiliates, or its Sublicensees; provided, however, Licensors may not terminate this Agreement if (a) such Patent Challenge is brought by a Sublicensee and (b) TDTx or any its Affiliates terminates such Sublicensee’s sublicense to the applicable Ancestral Technology Patent Right(s) within [***] of Licensors providing notice to TDTx of such Patent Challenge;

11.2.4 In its entirety, if TDTx materially breaches any of its obligations to procure and maintain insurance under Section 12.2, unless TDTx has cured the breach within [***] of receiving written notice from Licensors specifying the nature of the breach;

11.2.5 In its entirety, if TDTx materially breaches any provision of this Agreement other than for the circumstances described as set forth in Sections 11.2.1-11.2.4, if Licensors provide written notice to TDTx specifying the nature of the material breach, unless TDTx has cured the breach within [***] of receiving such written notice from Licensors; or

11.2.6 In its entirety if TDTx becomes judicially declared insolvent or has a petition in bankruptcy filed for or against it, unless (a) TDTx provides reasonable evidence to Licensors showing that it is no longer insolvent within [***] of receiving such termination notice from Licensors or (b) such bankruptcy petition is dismissed or resolved within [***] of being filed.

Notwithstanding anything to the contrary, termination by Licensors pursuant to this Section 11.2 due to acts or omissions of one or more Sublicensees shall be solely with respect to the Licensed Product(s) or the program relating to potential Licensed Products directed to the relevant biological target or transgene to which such Sublicensee(s) have rights under the relevant Sublicense(s).

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11.3 Termination by TDTx. TDTx shall have the right to terminate this Agreement in its entirety, for any reason with or without cause, by giving Licensors [***] prior written notice. In the event that this Agreement is terminated by TDTx pursuant to this Section 11.3 due to a material breach of this Agreement by Licensors, which breach remains uncured as of the effective date of termination, and without limiting TDTx’s rights under Section 3.14, TDTx shall also be entitled to set-off against any monies payable to Licensors hereunder all amounts TDTx reasonably believes constitute its direct damages incurred by such breach, subject to final resolution or settlement in accordance with Sections 16.1 and/or 16.2, without prejudice to any and all of TDTx’s rights to bring an action against Licensors for damages and any other available remedies in law or equity. In the event TDTx sets off amounts it reasonably believes constitute its direct damages incurred by such breach and, after a final resolution or settlement of any dispute arising from such breach in accordance with Sections 16.1 and/or 16.2, the actual damages determined by the Parties or by the arbitrator, as the case may be, to have been incurred by TDTx are less than the amounts so offset, TDTx shall promptly (and in any case within [***] of such final resolution) pay the difference to Licensors, plus interest at the rate of [***], calculated from and after the date TDTx exercised its right to set-off such amount.

11.4 Material Breach Dispute. Any dispute regarding an alleged material breach of this Agreement shall be resolved in accordance with Article 16 hereof. Notwithstanding anything to the contrary contained in Section 11.2 or elsewhere in the Agreement, the applicable cure period for any alleged breach that is in dispute shall be tolled pending the resolution of such dispute pursuant to Article 16, and it is understood and acknowledged that, during the pendency of a dispute pursuant to Article 16, all of the terms and conditions of this Agreement shall remain in effect, and the Parties shall continue to perform all of their respective obligations under this Agreement.

11.5 Effect of Termination.

11.5.1 Expiration of Royalty Term. Upon expiration of the Royalty Term in a particular country for any Licensed Product ([***]), the license granted to TDTx under this Agreement with respect to such Licensed Product and only for such Licensed Product will become irrevocable, perpetual, and fully-paid in that country and shall remain exclusive in that country. TDTx shall have no further obligations under Article 6 with respect to such Licensed Product in that country.

11.5.2 Termination of License Rights. Upon termination of this Agreement for any reason with respect to all Licensed Products, the Agreement shall be terminated in its entirety and all license rights granted under Section 2.1 shall terminate immediately and automatically upon the effective date of such termination.

11.5.3 No release. Upon termination of this Agreement for any reason, nothing in this Agreement may be construed to release any Party from any obligation that accrued prior to the effective date of the termination.

11.5.4 Survival. The following provisions shall survive any expiration or termination of this Agreement for any reason: [***].

11.5.5 Inventory. TDTx and any Affiliate(s) may, after the effective date of termination for any or all Licensed Transgenes, sell all Licensed Products for such Licensed Transgenes that are in inventory as of the date of written notice of termination, and complete and sell Licensed Products for such Licensed Transgenes which TDTx can clearly demonstrate were in the process of manufacture as of the date of written notice of termination, provided that TDTx shall pay to Licensors the royalties thereon as required by Article 3 and shall submit the reports required by Article 4 on the sales of Licensed Products.

11.5.6 License Survival. In the event of any termination of the Amended and Restated Lonza-MEE Agreement, where such termination has not been caused by any action or inaction on the part of TDTx, or any of its Affiliates or Sublicensees in connection with their sublicensing the Licensed Intellectual Property, such termination of the Amended and Restated Lonza-MEE Agreement resulting in the termination of this Agreement shall be without prejudice to the rights of TDTx, and MEE shall, if requested by TDTx, enter into a license agreement directly with TDTx (the “Replacement License Agreement”) on substantially the same terms and conditions as those set forth in this Agreement; provided, however, that [***]. TDTx is named as a Third Party beneficiary of Section 8.8 of the Amended and Restated Lonza-MEE Agreement with the right to enforce it directly against MEE.

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11.5.7 Sublicense Survival. In the event of any termination of this Agreement where such termination affects any Sublicense involving any Licensed Products, and such termination has not been caused by any action or inaction on the part of any Sublicensee of such Licensed Products and such Sublicensee is, as of the effective date of such termination, current and fully compliant with all of its material obligations and with all of the terms and conditions of such Sublicense and is not otherwise in any uncured material breach of its obligations under its Sublicense from TDTx (such Sublicensee, a “Compliant Sublicensee”), such termination of this Agreement shall be without prejudice to the rights of such Compliant Sublicensee of such Licensed Products of TDTx, and Licensors shall, if requested in writing by the Compliant Sublicensee, within a period not to exceed [***] from the date of such written request, enter into good faith negotiations for a definitive license agreement directly with the Compliant Sublicensee (the “Replacement Sublicense Agreement”) on substantially the same terms and conditions as those set forth in this Agreement; provided, however, that [***]. In the event that any such Replacement Sublicense involves only a pass-through Sublicense of the same or substantially the same scope of sublicensed intellectual property and for the same or substantially the same licensed field of use for the sublicensed intellectual property rights to be granted to such Compliant Sublicensee relative to the original Sublicense, and does not involve any additional material performance obligations or any other material obligations such as indemnification obligations or other obligations, liabilities, covenants, or responsibilities for either MEE or Lonza other than the grant of the continued Sublicense rights under the same or substantially the same scope of licensed intellectual property comparable in scope and field to those rights that existed under the Sublicense that was in place directly with TDTx, Licensors will enter into such Replacement Sublicense with such Compliant Sublicensee during such [***] negotiation period and will not have the right in such case to deny the grant of any such Replacement Sublicense to any Compliant Sublicensee.

11.5.8 No Liability for Termination. Any termination pursuant to this Article 11 shall be without any additional liability or obligation of the terminating party, other than with respect to any liability due to an uncured breach of this Agreement prior to termination.

ARTICLE 12

INDEMNIFICATION AND INSURANCE

12.1 Indemnification.

12.1.1 By TDTx

(a) At TDTx’s sole expense, TDTx shall indemnify, defend and hold harmless (collectively, “indemnify” or “indemnification”) each of MEE and Lonza, and each of their respective owners, members and Affiliates and their respective trustees, directors, officers, medical and professional staff, employees, students, volunteers, and agents and their respective successors, heirs and assigns (the “Indemnitees”), against any and all liability, damage (including direct, indirect, consequential and special damages), loss or expense (including reasonable attorney’s fees and expenses of litigation) (a “Loss”), incurred by or imposed upon the Indemnitees or any one of them in connection with any Third Party claims, suits, actions, investigations, demands or judgments relating to or arising from, in whole or part: (i) any theory of product liability (including, but not limited to, actions in the form of contract, tort, warranty, or strict liability) concerning any Licensed Product, process or service made, used, sold or performed pursuant to any right or license granted under this Agreement, or (ii) any claim by a Third Party that the use by TDTx or by any of its Affiliates or Sublicensees of any Licensed Product, process or service made, used or sold or performed pursuant to any right or license granted under this Agreement infringes any patent, copyright or trade secret, or (iii) TDTx’s breach of its obligations under this Agreement; except to the extent that TDTx can demonstrate [***] that a Loss as described in clause (i), (ii) or (iii) hereof directly results from the gross negligence or intentional misconduct of MEE or Lonza and/or the Indemnitees.

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(b) TDTx agrees, at its own expense, to provide attorneys reasonably acceptable to Licensors on behalf of the Indemnitees to defend against any actions brought or filed against any party indemnified hereunder with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought; provided, however, that any of the Indemnitees shall have the right to retain its own counsel, at the expense of TDTx, if representation of such Indemnitee by counsel retained by TDTx would be inappropriate because of conflict of interests of any such Indemnitees and any other party represented by such counsel. TDTx agrees to keep Licensors informed of the progress in the defense and disposition of such claim and to consult with Licensors prior to any proposed settlement.

(c) This Section shall survive expiration or termination of this Agreement.

(d) Any limitation of liability within this Agreement shall not limit the extent of TDTx’s and its assigns’ and successor’s indemnification obligations indicated within this Section.

(e) TDTx shall contractually obligate its Sublicensees to the same or substantially the same indemnification obligations as set forth for TDTx in this Section.

12.1.2 By Lonza.

(a) Lonza shall defend TDTx and its Affiliates and each of their respective employees, officers, directors and agents, and their successors and assigns (“TDTx Indemnitees”) against any and all Claims to the extent [***] attributable to any breach by Lonza of its representations or warranties set forth in Section 14.2 or to the extent [***] attributable to any uncured material breach by Lonza of this Agreement. Lonza shall indemnify (i.e., pay) any and all Losses finally awarded to such Third Party by a court of competent jurisdiction, or agreed to in monetary settlement, with respect to any such Claims. Lonza’s obligations pursuant to this Section 12.1.2 shall not apply (i) to the extent that such Claims are subject to the indemnification obligations of TDTx under Section 12.1.1 or attributable to the gross negligence or willful misconduct of any of the TDTx Indemnitees or MEE Indemnitees, (ii) to the extent that such Claim is attributable to the allegedly infringing use of any TDTx Intellectual Property, (iii) with respect to Claims arising out of a breach by TDTx of its representations or warranties set forth in Section 13.1 or out of a breach by MEE of its representations set forth in Section 13.3 or (iv) the breach by TDTx or MEE of any of the other provisions of this Agreement. For clarity, under no condition shall Lonza be responsible for indemnifying, defending or holding harmless MEE Indemnitees for any Claims arising under this Agreement or for indemnifying, defending or holding harmless TDTx for any Claims arising under this Agreement, to the extent that any such Claim is attributable to the gross negligence or willful misconduct of any MEE Indemnitee or the breach by any MEE Indemnitee of any provision of this Agreement.

12.1.3 Each indemnifying Party agrees, at its own expense, to provide attorneys reasonably acceptable to the applicable indemnified Party to defend against any actions brought or filed against the Licensors Indemnitees or TDTx Indemnitees, as the case may be, with respect to the subject of indemnity contained herein. The assumption of control of the defense of a Claim by a Party pursuant to Section 11.1 or 11.2, as applicable, shall not be construed as an acknowledgement that such Party is liable to indemnify the Licensors Indemnitees or TDTx Indemnitees (as the case may be) in respect of the Claim, nor shall it constitute a waiver by such Party of any defenses it may assert against any claim for indemnification. In the event that it is ultimately determined that a Party that has undertaken to indemnify the Licensors Indemnitees or TDTx Indemnitees, as the case may be, is not obligated to indemnify, defend or hold harmless such Licensors Indemnitees or TDTx Indemnitees, the other Party shall reimburse such Party for any and all costs and expenses (including reasonable lawyers’ fees and costs of suit) and any Losses incurred by such Party in its defense of the Claim with respect to such the applicable indemnitee(s).

12.1.4 Each Party’s obligations under Section 11.1.1 or 11.1.2, as applicable, are contingent on the Licensors Indemnitee(s) or TDTx Indemnitee(s), as applicable, giving the indemnifying Party prompt, written notice of the Claim for which indemnification is sought, primary control over the defense and/or settlement of the Claim, and all reasonably requested information and assistance in connection therewith. The Licensors Indemnitee(s) or TDTx Indemnitee(s), as applicable, shall be entitled to participate in (but not control) such defense and/or settlement proceedings at their own cost and expense using counsel of their choosing.

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12.2 Insurance. (a) Beginning at such time as any Licensed Product is [***], by TDTx, an Affiliate or Sublicensee, TDTx shall, at its sole cost and expense, procure and maintain commercial general liability (herein, “CGL”) insurance [***]. Such limits of insurance may be achieved by primary insurance policies alone or in combination with excess-liability and/or umbrella-liability insurance policies. [***] for TDTx’s indemnification under this Section. If TDTx’s CGL insurance does not include [***], TDTx shall, at its sole cost and expense, procure and maintain [***]. Such limits of insurance may be achieved by [***]. Such insurance within this Section shall be primary, at MEE’s discretion, to any insurance maintained by MEE. If TDTx elects to [***]. The minimum amounts of insurance coverage required under this Section shall not be construed to create a limit of TDTx’s liability with respect to its indemnification under this Section.

(b) TDTx shall provide MEE, at its request, with written evidence of such insurance and the additional-insured status of the Indemnitees. TDTx shall provide MEE with written notice at least [***] prior to the cancellation, non-renewal or material change in such insurance; if TDTx does not obtain replacement insurance providing comparable coverage prior to the expiration of such [***] period, MEE shall have the right to terminate this Agreement effective at the end of such [***] period without notice or any additional waiting periods.

(c) TDTx shall maintain such insurance, beyond the expiration or termination of this Agreement during (i) the period that any such product, process, or service is [***]), by TDTx or by a licensee, affiliate or agent of TDTx and (ii) a reasonable period after the period referred to in (c) (i) above which in no event shall be less than [***].

(d) Insurance within this Section must be provided by commercial insurance companies with a [***].

(e) This Section shall survive expiration or termination of this Agreement.

(f) Any limitation of liability within this Agreement shall not limit the extent of TDTx’s and its assigns’ and successors’ insurance obligations indicated within this Section.

(g) TDTx shall contractually obligate any Sublicensees and Distributors to the same insurance obligations as set forth for TDTx in this Section.

12.3 Disclaimer of Warranties; Limitation of Liability

12.3.1 NEITHER LONZA NOR MEE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY PATENT, TRADEMARK, SOFTWARE, NON-PUBLIC OR OTHER INFORMATION, OR TANGIBLE RESEARCH PROPERTY, LICENSED OR OTHERWISE PROVIDED TO TDTx HEREUNDER AND HEREBY DISCLAIMS THE SAME.

12.3.2 NEITHER LONZA NOR MEE WARRANTS THE VALIDITY OF THE ANCESTRAL TECHNOLOGY PATENT RIGHTS LICENSED HEREUNDER NOR MAKES ANY REPRESENTATION WHATSOEVER WITH REGARD TO THE SCOPE OF THE ANCESTRAL TECHNOLOGY PATENT RIGHTS OR THAT SUCH ANCESTRAL TECHNOLOGY PATENT RIGHTS MAY BE EXPLOITED BY TDTx OR ITS AFFILIATE OR SUBLICENSEE WITHOUT INFRINGING OTHER PATENTS.

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12.3.3 EXCEPT WITH RESPECT TO ANY BREACH OF ARTICLE 8, NO PARTY, NOR THEIR DIRECTORS, OFFICERS, EMPLOYEES, OR AGENTS, SHALL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT FOR ANY INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING INCIDENTAL, ECONOMIC DAMAGES OR LOST PROFITS, EVEN IF SUCH PARTY HAS BEEN INFORMED, SHOULD HAVE KNOWN OR IN FACT KNEW OF THE POSSIBILITY OF SUCH DAMAGES.

12.4 Acknowledgement. The Parties acknowledge and agree that they are entering into this Agreement in reliance upon the exclusions and limitations set forth in this Article 12, and that the same reflect an allocation of risk ([***]) and that the same form an essential basis of the bargain between the Parties.

12.5 Article Survival. This Article shall survive expiration or termination of this Agreement.

ARTICLE 13

REPRESENTATIONS AND WARRANTIES

13.1 TDTx’s Representations and Warranties. TDTx represents and warrants to Licensors that: (a) it is and shall be at all times during the Term a valid legal entity existing under the law of its state with the power to carry on its business as it is currently being conducted; (b) the execution and delivery of this Agreement has been duly authorized and no further approval, corporate or otherwise, is required in order to execute this valid, binding and enforceable Agreement; and (c) its execution, delivery, and performance of this Agreement shall not conflict in any material fashion with the terms of any other agreement or instrument to which it is or becomes a party or by which it is or becomes bound.

13.2 Lonza’s Representations and Warranties and Covenants. Lonza represents and warrants to TDTx that, to the best of the knowledge of the responsible individuals at Lonza, without having conducted any special inquiry or additional review: (a) it is and shall be at all times during the Term a valid legal entity existing under the law of its state with the power to carry on its business as it is currently being conducted; (b) the execution and delivery of this Agreement has been duly authorized and no further approval, corporate or otherwise, is required in order to execute this valid, binding and enforceable Agreement; (c) it is not a party to any agreement that is inconsistent or in conflict with the rights and licenses granted to TDTx hereunder; (d) its execution, delivery and performance of this Agreement shall not conflict with the terms of any other agreement to which it is a party or by which it is bound; (e) as of the Effective Date, that there are no patents or patent applications, other than the Ancestral Technology Patent Rights, owned or otherwise Controlled by Lonza the claims of which read on any claims in the Licensed Intellectual Property; (f) as of the Effective Date, no claims have been asserted or threatened against Lonza, nor are there any valid grounds for any claim of any such kind (1) challenging the validity, effectiveness, or ownership of the Licensed Intellectual Property, and/or (2) to the effect that the use, development or commercialization of Licensed Products using the Licensed Intellectual Property as contemplated for TDTx under this Agreement infringes or will infringe or misappropriate any intellectual property right of any Third Party; and (g) as of the Effective Date, the Ancestral Technology Patent Rights are not the subject of any litigation procedure, interference, reissue, reexamination, opposition, appeal proceedings or any other formal legal proceeding. Lonza shall not exercise any right it may have to terminate the Amended and Restated Lonza-MEE Agreement or otherwise materially amend or modify the Amended and Restated Lonza-MEE Agreement in a way that materially adversely affects TDTx’s rights hereunder with respect to the Licensed Intellectual Property without the prior written consent of TDTx.

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13.3 MEE’s Representations. MEE agrees that, to the best of the knowledge of the responsible individuals at MEE’s Office of Innovation as of the Effective Date, without having conducted any special inquiry or additional review: (a) it is and shall be at all times during the Term a valid legal entity existing under the law of its state with the power to carry on its business as it is currently being conducted; (b) the execution and delivery of this Agreement has been duly authorized and no ‘further approval, corporate or otherwise, is required in order to execute this valid, binding and enforceable Agreement; (c) each individual listed as an inventor of the Ancestral Technology Patent Rights has assigned all of his or her rights, title and interests in and to such Ancestral Technology Patent Rights to MEE pursuant to a binding written agreement between such inventor and MEE; (d) it is not a party to any agreement that is inconsistent or in conflict with the rights and licenses granted to TDTx hereunder; (e) its execution, delivery and performance of this Agreement shall not conflict with the terms of any other agreement to which it is a party or by which it is bound; (f), no claims have been asserted or threatened against MEE in writing (1) challenging the validity or ownership of the Licensed Intellectual Property, and/or (2) to the effect that the use, development or commercialization of Licensed Products using the Licensed Intellectual Property as contemplated for TDTx under this Agreement infringes or will infringe or misappropriate any intellectual property right of any Third Party; and (g) the Ancestral Technology Patent Rights are not the subject of any litigation procedure, interference, reissue, reexamination, opposition, appeal proceedings or any other formal legal proceeding. MEE shall not exercise any right it may have to terminate the Amended and Restated Lonza-MEE Agreement or to otherwise materially amend or modify the Amended and Restated Lonza MEE Agreement in a way that materially adversely affects TDTx’s rights hereunder with respect to the Licensed Intellectual Property without the prior written consent of TDTx.

ARTICLE 14

NOTICES.

14.1 Notices to Lonza. Unless otherwise specified in this Agreement, reports, notices and other communications from TDTx or MEE to Lonza as provided hereunder must be sent to:

Lonza Sales AG

Attn: Head of Licensing

Muenchensteinerstrasse 38 CH-4402

Basel, Switzerland

With a copy to:

Assistant General Counsel

Lonza America, Inc.

412 Mt Kemble Ave.

Morristown, NJ 07960

or other individuals or addresses as Lonza subsequently furnish by written notice to TDTx.

14.2 Notices to MEE. Unless otherwise specified in this Agreement, reports, notices and other communications from Lonza or TDTx to MEE as provided hereunder must be sent to:

Chief Innovation Officer, Innovation

Massachusetts Eye and Ear Infirmary

215 First Street, Suite 500

Boston MA 02142

or other individuals or addresses as MEE subsequently furnish by written notice to TDTx.

14.3 Notices to TDTx. Unless otherwise specified in this Agreement, reports, notices and other communications from Lonza or MEE to TDTx as provided hereunder must be sent to:

Chief Legal Officer

TDTx, Inc.

One Broadway, 14`h Floor, Kendall Square

Cambridge, MA 02142

or other individuals or addresses as TDTx subsequently furnish by written notice to Licensors.

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ARTICLE 15

DISPUTE RESOLUTION

15.1 Negotiation between the Parties. The Parties shall first attempt to resolve any controversy or dispute that arises from or under this Agreement, or any claim for a breach of the Agreement, by good faith negotiations during a [***] period for any payment based breach, and for a [***] period for any non-payment based breach, first between their respective business development representatives. In the event that no agreement is reached with respect to such dispute during the applicable [***] or [***] period above after the commencement of such discussion, the matter shall be referred to the Head of Licensing of Lonza, the President and CEO of MEE, and the CEO of TDTx (“Senior Executives”), who will discuss the matter in good faith and attempt to resolve it.

15.2 Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof, that is not resolved within [***] after its referral to the Senior Executives pursuant to Section 16.1, but excluding any dispute, controversy or claim concerning the validity, enforceability, infringement or misappropriation of any intellectual property, shall be finally settled by binding arbitration conducted in the English language in [***] by a panel of three (3) neutral arbitrators under the commercial arbitration rules of the American Arbitration Association, which shall administer the arbitration and act as the appointing authorities. Disputes about arbitration procedure shall be resolved by the arbitrators. The three arbitrators shall be agreed upon by each of the Parties and shall not be current or former employees, directors, or current stockholders, of any Party and shall be free of any conflict of interest or any appearance of conflict of or any appearance of conflict of interest with respect to any Party, or any of their respective Affiliates, or Sublicensees. The arbitrators shall be authorized to grant interim relief, including to prevent the destruction of goods or documents involved in the dispute, protect trade secrets and provide for security for a prospective monetary award. Within [***] after selection of the arbitrator, the arbitrator shall conduct the preliminary conference. In addressing any of the subjects within the scope of the preliminary conference, the arbitrator shall take into account both the desirability of making discovery efficient and cost-effective and the needs of the Parties for an understanding of any legitimate issue raised in the arbitration. In addition, each Party shall have the right to take up to [***] of deposition testimony, including expert deposition testimony. The hearing shall commence within [***] after the selection of the arbitrator. The arbitrator shall, in his or her discretion, allow each Party to submit concise written statements of position and shall permit the submission of rebuttal statements, subject to reasonable limitations on the length of such statements to be established by the arbitrator. The hearing shall be no longer than [***] in duration. The arbitrator shall also permit the submission of expert reports. The arbitrator shall render his or her decision and award within [***] after the arbitrator declares the hearing closed, and the decision and award shall include a written statement describing the essential findings and conclusions on which the decision and award are based, including the calculation of any damages awarded. The arbitrator will, in rendering his or her decision, apply the substantive law of the [***], without reference to its conflict of laws principles, and, with respect to disputes concerning rights in Intellectual Property, the laws of the United States of America. The arbitrator’s authority to award special, incidental, consequential or punitive damages shall be subject to the limitation set forth in Section 12.3. The decision and award rendered by the arbitrator shall be final, binding and non-appealable, and judgment may be entered upon it in any court of competent jurisdiction. Each Party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrator.

15.3 Governing Law. The construction, validity and performance of the Agreement shall be governed by and construed in accordance with the internal laws of the [***], without giving effect to its conflicts of laws provisions ([***]).

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ARTICLE 16

FORCE MAJEURE

Any delay in the performance of any of the duties or obligations of any Party hereto (except the payment of money due hereunder) shall not be considered a breach of this Agreement, and the time required for performance shall be extended for a period equal to the period of such delay, if such delay has been caused by or is the result of acts of God; acts of public enemy; insurrections; riots; injunctions; embargoes; labor disputes, including strikes, lockouts, job actions, or boycotts; fires; explosions; earthquakes; floods; shortages of energy; governmental prohibition or restriction; or other unforeseeable causes beyond the reasonable control and without the negligence of the Party so affected. The Party so affected shall give prompt notice to the other Parties of such cause, and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as reasonably possible.

ARTICLE 17

ASSIGNABILITY

This Agreement shall be binding upon the successors and assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns. No Party may assign its interest under this Agreement without the prior written consent of the other Parties, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that any Party shall be entitled, without the requirement to obtain any consent of the other Parties, to assign this Agreement in its entirety to an Affiliate, or to the acquirer or transferee of all or substantially all of its business or assets pertaining to this Agreement, or to a successor or transferee of a controlling interest in the capital stock of such Party, whether through purchase, merger, consolidation or other business combination, change of control or otherwise. Notwithstanding the preceding sentence, [***]. Any permitted assignment or transfer of this Agreement by any Party will be conditioned upon that Party’s permitted assignee agreeing in writing to comply with all the terms and conditions contained in this Agreement and, in the case of assignment or transfer by Lonza or MEE, Lonza’s or MEE’s permitted assignee assuming sole and exclusive Control of the Licensed Intellectual Property. Any purported assignment in violation of the foregoing will be void ab initio. No assignment shall relieve any Party of responsibility for the performance of any obligations that accrued prior to the effective date of such assignment except to the extent they are performed by the relevant assignee in accordance with this Agreement.

ARTICLE 18

MISCELLANEOUS

18.1 MEE Policies. TDTx acknowledges that MEE’s employees and medical and professional staff members and the employees and staff members of MEE’s Affiliates are subject to the applicable policies of MEE and such Affiliates, including, without limitation, policies regarding conflicts of interest, intellectual property and other matters. TDTx shall provide MEE with any agreement it proposes to enter into with any employee or staff member of MEE or any of MEE’s Affiliates for MEE’s prior review and shall not enter into any oral or written agreement with such employee or staff member which conflicts with any such policy. MEE shall provide TDTx, at TDTx’s request, with copies of any such policies applicable to any such employee or staff member. TDTx and MEE shall execute a side letter agreement in parallel with the execution of this Agreement, allowing MEE’s rights in any [***] under any consulting agreement(s) entered into between [***] and [***], and any Patent Rights and Know-How directed thereto to be added, at no additional cost to TDTx, to the Licensed Intellectual Property exclusively licensed to TDTx under Section.2.1 of this Agreement. In addition, to the extent that TDTx enters into any future [***], the Parties expect that TDTx and MEE will assess the situation in good faith, and, if appropriate under then-applicable MEE policies, enter into a side letter agreement similar to that described above [***], and any Patent Rights and Know-How directed thereto to be added, at no additional cost to TDTx, to the Licensed Intellectual Property exclusively licensed to TDTx under Section 2.1 of this Agreement.

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18.2 Relationship of Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

18.3 Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

18.4 Use of Name; Publicity. Neither Party shall use the name of any other Party (the non-disclosing Party) or of any trustee, director, officer, staff member, employee, student or agent of the non-disclosing Party, or any logo, trade name or trademark of the non-disclosing Party or any adaptation thereof in any advertising, promotional or sales literature, publicity or in any document employed to obtain funds or financing without the prior written approval of the Party or individual whose name is to be used. For [***], such approval shall be obtained from [***]. Without the prior written consent as required above of the non-disclosing Party, such consent not to be unreasonably withheld or delayed, no Party shall make any public announcement concerning this Agreement or the subject matter hereof; provided however, that nothing in this Section 18.4 shall prevent any Party from the disclosure of any content which is not different from the content previously disclosed in any publicity or press release already approved by the Parties under this Section 18.4, or from issuing statements that such Party determines to be necessary to comply with applicable law (including any stock exchange on which securities issued by such Party are traded), and provided further, that a Party may refer to any existing publications in the scientific literature by a Party.

18.5 Waiver. A waiver by any Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term of condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of any Party.

18.6 Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

18.7 Amendment. No amendment, modification or supplement of any provisions of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

18.8 Entire Agreement. This Agreement together with the Stock Grant Agreement(s) and the Schedules hereto sets forth the entire agreement and understanding between Licensors and TDTx as to the subject matter hereof and supersedes any and all prior discussions and negotiations between them, and no Party shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized officer or representative of the Party to be bound thereby.

18.9 Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.

18.10 Descriptive Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

40.

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18.11 Counterparts. This Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers. Facsimile signatures shall be treated as original signatures.

18.12 No Presumption. The Parties agree that they have participated equally in the formation of this Agreement and that the language herein should not be presumptively construed against either of them.

18.13 Interpretation. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, and Schedules shall be deemed references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. Each Party represents that it has been represented by legal counsel or has voluntarily waived representation by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions. Unless the context otherwise requires, countries shall include all territories and possessions.

* * *

41.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date above.

TDTx INC.

By:	/s/ [***]
Name:	[***]
Title:	CEO

LONZA HOUSTON, INC.
By:	/s/ [***]
Name:	[***]
Title:	Global Head of Intellectual Property

MASSACHUSETTS EYE AND EAR INFIRMARY

By:	/s/ [***]
Name:	[***]
Title:	Managing Director, Licensing

THE SCHEPENS EYE RESEARCH INSTITUTE, INC.

By:	/s/ [***]
Name:	[***]
Title:	Managing Director, Licensing

SIGNATURE PAGE TO LICENSE AGREEMENT

Schedule A

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Schedule B

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

schedule C

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule D

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule E

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule F

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule G

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule H

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS  BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.